                       FIRST AMERICAN STRATEGY FUNDS, INC.
                                800 NICOLLET MALL
                              MINNEAPOLIS, MN 55402

                                                                   April 7, 2009

Dear Shareholder:

     As a shareholder of Income Builder Fund (the "Acquired Fund"), a series of First American Strategy Funds, Inc. ("FASF"), you are invited to vote on a proposal to combine the Acquired Fund into Strategy Conservative Allocation Fund (the "Acquiring Fund" and, together with the Acquired Fund, the "Funds"), which is also a series of FASF. The proposal will be voted on at a special meeting of shareholders to be held on May 19, 2009 (the "Meeting"). I would like to ask for your vote on this important proposal affecting your Acquired Fund, as described in the accompanying Prospectus/Proxy Statement.

     The Acquired Fund's primary objective is to provide investors with current income. The Acquired Fund's secondary objective is growth of capital. The Acquiring Fund's objective is to seek a high level of current income consistent with limited risk to capital. Thus, while each Fund seeks income, the Acquired Fund seeks growth of capital and the Acquiring Fund seeks limited risk to capital. Although the Funds' principal investment strategies are similar, there are some differences. Each Fund is a "fund of funds" that invests primarily in other mutual funds advised by the Funds' investment advisor (each an "Underlying Fund"). Under normal market conditions, the Acquired Fund will invest at least 80% of its total assets in six specific Underlying Funds. In contrast, the Acquiring Fund is more diversified and may invest in a larger number of Underlying Funds than the Acquired Fund. Each Fund may invest no more than 10% of its total assets in unaffiliated investment companies. However, the Acquired Fund may also invest in income producing equity securities, such as dividend paying common stocks and interests in royalty trusts, provided that the Fund may invest no more than 20% of its total assets, in the aggregate, in such investments and in unaffiliated investment companies. The accompanying Prospectus/Proxy Statement contains a more detailed explanation of the similarities and differences between the Funds.

     FAF Advisors, Inc. (the "Advisor") serves as the investment advisor to the Funds. Upon recommendation of the Advisor and after review of the terms of the reorganization of the Funds (the "Reorganization"), the Board of Directors of FASF concluded that it is appropriate to combine the Acquired Fund into the Acquiring Fund. The Acquiring Fund currently has significantly more assets under management than the Acquired Fund ($60.1 million versus $14.1 million as of December 31, 2008). Combining the Funds will result in a larger fund that potentially can be more efficiently managed and which may benefit from economies of scale. In addition, the Acquiring Fund has a stronger performance record over the three-month, one-year, and two-year periods ended December 31, 2008 (the Acquired Fund commenced investment operations on May 31, 2006). The Board noted the Advisor's assertion that there is probably not much opportunity for growth in the Acquired Fund given its performance relative to its peer group, which includes the Acquiring Fund.

     The Prospectus/Proxy Statement describes the proposed Reorganization. If the proposal is approved by shareholders, all the Acquired Fund's assets will be acquired by the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Acquired Fund's liabilities. Each Acquired Fund shareholder will receive shares of the Acquiring Fund that are of the same class, and with the same total value, as their Acquired Fund shares. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the Reorganization.

     THE BOARD OF DIRECTORS OF FASF BELIEVES THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF THE ACQUIRED FUND, THE ACQUIRING FUND, AND THEIR SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

     Your vote is extremely important. You can vote quickly and easily by following the instructions that appear on your proxy card. Whether or not you expect to be present at the Meeting, please help us to avoid the cost of a follow-up mailing by voting as soon as possible. If you have any questions about the proxy card, please call (800) 677-3863.

     NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. Please read the entire Prospectus/Proxy Statement carefully before you vote.

     Thank you for taking this matter seriously and participating in this important process.

                                        Sincerely,

                                        Thomas S. Schreier, Jr.
                                        President

                        IMPORTANT SHAREHOLDER INFORMATION

WITHIN THIS PACKAGE YOU WILL FIND THE FOLLOWING:

     - Prospectus/Proxy Statement describing the proposed reorganization

     - The current prospectus of the Acquiring Fund

     - The Agreement and Plan of Reorganization, attached as Appendix A

     - Proxy card

     - Business reply envelope

     The Board of Directors of First American Strategy Funds, Inc. ("FASF") (the "Board of Directors") has unanimously approved the proposed reorganization described below and recommends that you vote in favor of the reorganization. The following questions and answers provide a brief overview of the reorganization proposal. The Board of Directors also encourages you to read the full text of the enclosed Prospectus/Proxy Statement carefully.

WHAT AM I BEING ASKED TO VOTE ON?

     Shareholders of Income Builder Fund (the "Acquired Fund"), a series of FASF, are being asked to consider and approve the proposed reorganization (the "Reorganization") of the Acquired Fund into Strategy Conservative Allocation Fund (the "Acquiring Fund"), also a series of FASF.

WHY HAS THE BOARD OF DIRECTORS RECOMMENDED THAT I VOTE IN FAVOR OF THE REORGANIZATION?

     The Board of Directors believes that the Reorganization is in the best interests of shareholders of the Acquired Fund, will not result in dilution of the shareholders' interests, and may provide several benefits to shareholders. The Acquiring Fund currently has significantly more assets under management than the Acquired Fund ($60.1 million versus $14.1 million as of December 31, 2008). Combining the Funds will result in a larger fund that potentially can be more efficiently managed and which may benefit from economies of scale. In addition, the Acquiring Fund has a stronger performance record over the three-month, one-year, and two-year periods ended December 31, 2008 (the Acquired Fund commenced investment operations on May 31, 2006). The Board noted the assertion of FAF Advisors, Inc. (the "Advisor") that there is probably not much opportunity for growth in the Acquired Fund given its performance relative to its peer group, which includes the Acquiring Fund.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

     The Acquired Fund's primary objective is to provide investors with current income. The Acquired Fund's secondary objective is growth of capital. The Acquiring Fund's objective is to seek a high level of current income consistent with limited risk to capital. Thus, while each Fund seeks income, the Acquired Fund seeks growth of capital and the Acquiring Fund seeks limited risk to capital. Although the Funds' principal investment strategies are similar, there are some differences. Each Fund is a "fund of funds" that invests primarily in other mutual funds advised by the Funds' investment advisor (each an "Underlying Fund"). Under normal market conditions, the Acquired Fund will invest at least 80% of its total assets in six specific Underlying Funds. In contrast, the Acquiring Fund is more diversified and may invest in a larger number of Underlying Funds than the Acquired Fund. Each Fund may invest no more than 10% of its total assets in unaffiliated investment companies. However, the Acquired Fund may also invest in income producing equity securities, such as dividend paying common stocks and interests in royalty trusts, provided that the Fund may invest no more than 20% of its total assets, in the aggregate, in such investments and in unaffiliated investment companies.

     The Funds are subject to some of the same risks, including allocation risk, risks associated with the additional expenses of investing in a fund of funds, derivative instrument risk (if the Securities and Exchange Commission grants the exemptive relief allowing the Funds to use derivative instruments described in the enclosed Prospectus/Proxy Statement), certain risks associated with the Underlying Funds, and possible conflicts of interest. Due to its ability to invest up to 20% of its total assets in income producing equity securities, such as dividend paying common stocks and interests in royalty trusts, the Acquired Fund is subject to certain risks to a greater extent than the Acquiring Fund. These risks include equity securities risk, foreign securities risk, and royalty trust risk. The Acquiring Fund is subject to additional risks associated with Underlying Funds to which the Acquired Fund is not subject because of the Acquiring Fund's ability to invest in a greater variety of Underlying Funds. The most important of these risks are: mid-cap stock risk, small-cap stock risk, infrastructure risk, multi-manager risk, IPO risk, commodity-linked derivatives risk, dollar roll transaction risk, and tax consequences of inflation adjustments. A more detailed comparison of the investment objectives, principal investment strategies and risk factors of the Acquired Fund and the Acquiring Fund appears in the enclosed Prospectus/Proxy Statement.

WHICH CLASS OF SHARES WILL I RECEIVE IN THE REORGANIZATION?

     You will receive the same class of shares in the Acquiring Fund that you hold in the Acquired Fund.

WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

     The Reorganization, if approved by the Acquired Fund's shareholders, will not be a taxable event for federal income tax purposes. You will not realize any capital gain or loss as a result of the proposed Reorganization, although you may receive a distribution of ordinary income and/or net capital gains immediately before the Reorganization to the extent that the Acquired Fund has undistributed income and/or gain.

WHO WILL PAY THE COSTS OF THE REORGANIZATION?

     The expenses of the Reorganization, including legal expenses, printing, packaging, and postage, plus the cost of any supplementary solicitations, will be borne by the Advisor.

WILL FUND EXPENSES REMAIN THE SAME?

     Based on the actual expenses of each Fund and the unaudited pro forma expenses of the combined Acquiring Fund for the Funds' most recently completed fiscal year, it is expected that you will experience the same net expenses immediately after the Reorganization as a shareholder of the Acquiring Fund as you did as a shareholder of the Acquired Fund. Going forward, the Underling Fund expenses of the Acquiring Fund, which the Acquiring Fund's shareholders bear indirectly, will change as the Acquiring Fund's assets are reallocated among various Underlying Funds.

WILL I HAVE THE SAME SHAREHOLDER PRIVILEGES AFTER THE REORGANIZATION?

     Yes. You will continue to enjoy the same shareholder privileges as a shareholder of the Acquiring Fund that you currently have as a shareholder of the Acquired Fund.

WHEN WOULD THE REORGANIZATION TAKE PLACE?

     The Reorganization proposal will be voted on at a special meeting of shareholders to be held on May 19, 2009. If all necessary approvals are obtained, the Reorganization will likely take place shortly thereafter.

WHO WILL RECEIVE THE PROXY MATERIALS?

     The proxy materials are being mailed to all persons and entities that held shares of record in the Acquired Fund on March 27, 2009. Please note that in some cases, record ownership of and/or voting authority over Acquired Fund shares may reside with a fiduciary or other agent. In these cases, the fiduciary or other agent may receive the proxy.

IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES?

     No. On the closing date of the Reorganization, your shares in the Acquired Fund automatically will be exchanged for shares of the same class in the Acquiring Fund. The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the Acquired Fund shares that you hold immediately before the Reorganization.

CAN I REDEEM MY SHARES BEFORE THE REORGANIZATION TAKES PLACE?

     Yes. You can redeem your Acquired Fund shares at any time before the Reorganization takes place. In addition, if you hold on to your Acquired Fund shares and receive Acquiring Fund shares in the Reorganization, you then can redeem your Acquiring Fund shares. In either case, the redemption will be a taxable transaction. Your receipt of Acquiring Fund shares in the Reorganization will not itself be a taxable transaction.

HAS THE BOARD OF DIRECTORS OF FASF APPROVED THE PROPOSAL?

     Yes. The Board of Directors has approved the proposed Reorganization and recommends that you vote FOR the proposal.

WHEN SHOULD I VOTE?

     We would like to receive your vote as soon as possible. You may cast your vote:

          By Mail: The proxy card(s) must be marked with your vote and returned in the business reply envelope included in this package. If you misplaced your envelope, please mail your proxy card to:

                                The Altman Group
                              1200 Wall Street West
                               Lyndhurst, NJ 07071
                           Attn: Tabulation Department

          In Person: You may submit your proxy in person at the Special Meeting to be held on Tuesday, May 19, 2009 at 10:00 a.m., Central time, at the offices of the Advisor, located at 800 Nicollet Mall, Minneapolis, Minnesota 55402.

     Please see the voting instructions on your proxy card for a description of these and any other available voting methods.

     Please read the full text of the enclosed Prospectus/Proxy Statement for further information. If you have questions, please call your investment professional or First American Funds at (800) 677-3863.

                       FIRST AMERICAN STRATEGY FUNDS, INC.
                                800 NICOLLET MALL
                              MINNEAPOLIS, MN 55402

                               INCOME BUILDER FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 19, 2009

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders (the "Meeting") of Income Builder Fund (the "Acquired Fund"), a series of First American Strategy Funds, Inc. ("FASF"), a Minnesota corporation, will be held on May 19, 2009 at 10:00 a.m., Central time, at the offices of FAF Advisors, Inc., 3rd Floor -- Room A, located at 800 Nicollet Mall, Minneapolis, Minnesota 55402. The purpose of the Meeting is to consider and act upon the following proposal and to transact any other business that properly comes before the Meeting or any adjournments thereof.

     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION adopted by FASF (the "Reorganization Plan") providing for (a) the acquisition of all the assets of the Acquired Fund by Strategy Conservative Allocation Fund (the "Acquiring Fund"), a series of FASF, in exchange solely for shares of the Acquiring Fund, and the Acquiring Fund's assumption of all the liabilities of the Acquired Fund, followed by (b) the distribution of those Acquiring Fund shares to the Acquired Fund's shareholders in liquidation of the Acquired Fund and (c) the Acquired Fund's subsequent termination. A vote in favor of the Reorganization Plan will be considered a vote in favor of an amendment to FASF's Articles of Incorporation effecting the foregoing transactions.

     The Board of Directors of FASF has fixed the close of business on March 27, 2009 as the record date for determination of shareholders of the Acquired Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

                                        By Order of the Board of Directors

                                        Kathleen L. Prudhomme
                                        Secretary

Dated: April 7, 2009

                             YOUR VOTE IS IMPORTANT.

PLEASE COMPLETE AND RETURN YOUR PROXY CARD(S) PROMPTLY. EACH SHAREHOLDER IS URGED TO COMPLETE, DATE AND SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENVELOPE PROVIDED, EVEN IF YOU PLAN TO ATTEND THE MEETING. ALTERNATIVELY, YOU MAY VOTE VIA THE METHODS DESCRIBED ON THE PROXY CARD. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO FASF AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                           PROSPECTUS/PROXY STATEMENT
                              DATED MARCH 30, 2009

       RELATING TO THE REORGANIZATION OF INCOME BUILDER FUND, A SERIES OF
                       FIRST AMERICAN STRATEGY FUNDS, INC.
             INTO STRATEGY CONSERVATIVE ALLOCATION FUND, A SERIES OF
                       FIRST AMERICAN STRATEGY FUNDS, INC.
                                800 NICOLLET MALL
                          MINNEAPOLIS, MINNESOTA 55402
                                 (800) 677-3863

     This Prospectus/Proxy Statement is being furnished to shareholders of Income Builder Fund (the "Acquired Fund"), a series of First American Strategy Funds, Inc. ("FASF"), in connection with the solicitation of proxies by the Board of Directors of FASF (the "Board of Directors" or the "Board") for use at the Special Meeting of Shareholders of the Acquired Fund (the "Meeting") to be held on May 19, 2009, at 10:00 a.m., Central time, at the offices of FAF Advisors, Inc., and any adjournments thereof.

     As more fully described in this Prospectus/Proxy Statement, the purpose of the Meeting is to consider and act upon the proposed Agreement and Plan of Reorganization (the "Reorganization Plan") pursuant to which Strategy Conservative Allocation Fund (the "Acquiring Fund") would acquire substantially all the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund, and the assumption by the Acquiring Fund of all the Acquired Fund's liabilities (such exchange, together with distribution of the shares received in the exchange, as described in the following paragraph, is referred to in this Prospectus/Proxy Statement as the "Reorganization"). The Acquired Fund and the Acquiring Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds."

     If the Reorganization is approved, shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, which will be terminated as a series of FASF. Each shareholder of the Acquired Fund will be entitled to receive that number of full and fractional shares of the Acquiring Fund of the same class that he or she held in the Acquired Fund, with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Acquired Fund shares held as of the closing date of the Reorganization. The Reorganization is being structured as a tax-free reorganization. See "Information About the Reorganization -- Federal Income Tax Considerations." Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

     A vote to approve the Reorganization Plan will be considered a vote in favor of an amendment to FASF's Articles of Incorporation (the "Articles") effecting the Reorganization. The amendment is attached to the form of Reorganization Plan included as Appendix A to this Prospectus/Proxy Statement.

     The Board of Directors has approved the proposed Reorganization. You are being asked to approve the Reorganization Plan pursuant to which the Reorganization would be accomplished. Because shareholders of the Acquired Fund are being asked to approve transactions that will result in their holding shares of the Acquiring Fund, this Prospectus/Proxy Statement also serves as a prospectus for the Acquiring Fund.

     Each Fund is a separate diversified series of FASF, a Minnesota corporation that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). FAF Advisors, Inc. (the "Advisor") is the investment advisor for both of the Funds. The Acquired Fund's primary objective is to provide investors with current income. The Acquired Fund's secondary objective is growth of capital. The Acquiring Fund's objective is to seek a high level of current income consistent with limited risk to capital.

     This Prospectus/Proxy Statement explains concisely the information about the Acquiring Fund that shareholders of the Acquired Fund should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning the Funds and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

     - Prospectus relating to the Acquiring Fund dated December 10, 2008, including any supplements.

     - Prospectus relating to the Acquired Fund dated December 10, 2008, including any supplements.

     - Statement of Additional Information ("SAI") relating to the Funds dated December 10, 2008, including any supplements.

     - Annual report relating to the Acquiring Fund for the fiscal year ended August 31, 2008.

     - Annual report relating to the Acquired Fund for the fiscal year ended August 31, 2008.

     - Statement of Additional Information, dated March 30, 2009, relating to this Prospectus/Proxy Statement and the Reorganization (the "Reorganization SAI").

     The above-referenced prospectuses, annual reports, and SAIs are incorporated into this Prospectus/Proxy Statement by reference, which means that the information contained in those documents is legally considered to be part of this Prospectus/Proxy Statement.

     This Prospectus/Proxy Statement is accompanied by a copy of the Acquiring Fund's current prospectus (including any supplements). For a free copy of the other documents listed above, please call (800) 677-3863 or write to First American Strategy Funds, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402. You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

     THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


SUMMARY.............     1
  The Proposed
     Reorganiza-
     tion...........     1
  Comparison of Fund
     Expenses.......     2
  Examples of Fund
     Expenses.......     4
  Comparison of Fund
     Investment
     Objectives and
     Investment
     Strategies.....     6
  Additional
     Investment
     Strategies and
     Policies.......     8
  Performance
     Comparison of
     the Funds......     9
  Additional
     Performance
     Information....    11
  Form of
     Organization...    11
  Investment
     Advisory
     Service........    12
  Operations of the
     Acquiring Fund
     Before and
     After the
     Reorganiza-
     tion...........    12
  Federal Income Tax
     Consequences of
     the
     Reorganiza-
     tion...........    13
PRINCIPAL RISK
  FACTORS...........    14
  Risks Applicable
     to Both Funds..    14
  Risks Applicable
     to the
     Acquiring Fund
     Only...........    15
  Risks Applicable
     to the Acquired
     Fund Only......    16
ADDITIONAL
  INFORMATION ABOUT
  THE FUNDS.........    17
  Distribution of
     Shares.........    17
  Purchase and
     Redemption
     Procedures and
     Exchange
     Privileges.....    18
  Dividends and
     Other
     Distributions..    19
  Taxes.............    19
INFORMATION ABOUT
  THE
  REORGANIZATION....    19
  Agreement and Plan
     of
     Reorganiza-
     tion...........    19
  Reasons for the
     Reorganiza-
     tion...........    20
  Description of
     Securities to
     be Issued......    22
  Federal Income Tax
     Consider-
     ations.........    22
  Capitalization....    24
MANAGEMENT'S
  DISCUSSION OF FUND
  PERFORMANCE.......    25
FINANCIAL
  HIGHLIGHTS........    32
VOTING INFORMATION..    41
  General
     Information....    41
  Voting Rights and
     Required Vote..    41
  Outstanding
     Shares.........    42
CONTROL PERSONS AND
  PRINCIPAL HOLDERS
  OF SECURITIES.....    42
ADDITIONAL
  INFORMATION ABOUT
  THE FUNDS.........    44
MISCELLANEOUS.......    44
  Legal Matters.....    44
  Experts...........    44
  Other Business....    45
NOTICE TO BANKS,
  BROKER-DEALERS AND
  VOTING TRUSTEES
  AND THEIR
  NOMINEES..........    45
BOARD
  RECOMMENDATION....    45
APPENDIX
  A -- AGREEMENT AND
  PLAN OF
  REORGANIZATION....   A-1

                                     SUMMARY

     The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, the Funds' prospectuses (which are incorporated herein by reference), and the Reorganization Plan (which is attached as Appendix A hereto). This summary may not contain all of the information that is important to you. Shareholders should read the entire Prospectus/Proxy Statement for more complete information.

THE PROPOSED REORGANIZATION

     The Board of Directors considered and approved the Reorganization at a meeting of the Board held on February 18-19, 2009. The Reorganization would combine the Acquired Fund into the Acquiring Fund. The Reorganization is proposed to be accomplished pursuant to the Reorganization Plan, which provides for the acquisition of all the assets of the Acquired Fund by the Acquiring Fund, in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Acquired Fund's liabilities.

     If the Reorganization is approved, the Acquired Fund will cease to exist and the shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. You will receive shares of the Acquiring Fund that are of the same class, and with the same total value, as the Acquired Fund shares you hold as of the closing date of the Reorganization.

     The Acquired Fund's primary objective is to provide investors with current income. The Acquired Fund's secondary objective is growth of capital. The Acquiring Fund's objective is to seek a high level of current income consistent with limited risk to capital. Thus, while each Fund seeks income, the Acquired Fund seeks growth of capital and the Acquiring Fund seeks limited risk to capital. Although the Funds' principal investment strategies are similar, there are some differences. Each Fund is a "fund of funds" that invests primarily in other mutual funds advised by the Funds' investment advisor (each an "Underlying Fund"). Under normal market conditions, the Acquired Fund will invest at least 80% of its total assets in six specific Underlying Funds. In contrast, the Acquiring Fund is more diversified and may invest in a larger number of Underlying Funds than the Acquired Fund. Each Fund may invest no more than 10% of its total assets in unaffiliated investment companies. However, the Acquired Fund may also invest in income producing equity securities, such as dividend paying common stocks and interests in royalty trusts, provided that the Fund may invest no more than 20% of its total assets, in the aggregate, in such investments and in unaffiliated investment companies.

     The Funds are subject to some of the same risks, including allocation risk, risks associated with the additional expenses of investing in a fund of funds, derivative instrument risk (if the SEC grants the exemptive relief allowing the Funds to use derivative instruments described below under "Summary -- Comparison of Fund Investment Objectives and Investment Strategies"), certain risks associated with the Underlying Funds, and possible conflicts of interest. Due to its ability to invest up to 20% of its total assets in income producing equity securities, such as dividend paying common stocks and interests in royalty trusts, the Acquired Fund is subject to certain risks to a greater extent than the Acquiring Fund. These risks include equity securities risk, foreign securities risk, and royalty trust risk. The Acquiring Fund is subject to additional risks associated with Underlying Funds to which the Acquired Fund is not subject because of the Acquiring Fund's ability to invest in a greater variety of Underlying Funds. The most important of these risks are: mid-cap stock risk, small-cap stock risk, infrastructure risk, multi-manager risk, IPO risk, commodity-linked derivatives risk, dollar roll transaction risk, and tax consequences of inflation adjustments. For more complete information regarding the investment objectives, principal investment strategies and principal risk factors of the Acquired Fund compared with those of the Acquiring Fund, please refer to the "Summary -- Comparison of Fund Investment Objectives and Investment Strategies" and "Principal Risk Factors" sections below.

     The Acquired Fund and the Acquiring Fund currently offer Class A, Class B, Class C, Class R and Class Y shares. The Class B, Class C, Class R and Class Y shares of the Acquired Fund have identical characteristics to the Class B, Class C, Class R and Class Y shares, respectively, of the Acquiring Fund for which they will be exchanged. The Class A shares of the Acquired Fund have identical characteristics to the Class A shares of the Acquiring Fund, except the Acquired Fund imposes a maximum sales charge of 4.25% on purchases of Class A shares and the Acquiring Fund imposes a maximum sales charge of 5.50% on purchases of Class A shares. Investors in each Fund may qualify for reduced sales charges on purchases of Class A shares. The difference in sales charges for Class A shares will only affect current Acquired Fund shareholders if they purchase additional shares of the Acquiring Fund after the consummation of the Reorganization. The Reorganization will not affect your right to purchase and redeem shares, to exchange among other First American funds or to receive dividends and other distributions. No sales charges will be imposed on the issuance of the Acquiring Fund's shares as a result of the Reorganization. For more information about the characteristics of the Funds' different share classes, see "Additional Information about the Funds" below.

     As described more fully below under "Information about the Reorganization -- Reasons for the Reorganization," the Board of Directors, which is composed solely of directors who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Directors"), has concluded that the Reorganization is in the best interests of the shareholders of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization. Therefore, the Board of Directors has approved the Reorganization and has submitted the Reorganization Plan for approval by the Acquired Fund's shareholders. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION.

COMPARISON OF FUND EXPENSES

     As an investor, you pay fees and expenses to buy and hold shares of a Fund. Shareholder fees are paid directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from Fund assets.

     The following tables allow you to compare the shareholder fees and annual fund operating expenses that you may pay for buying and holding Class A, Class B, Class C, Class R and Class Y shares of the Acquired Fund and the Acquiring Fund. The "Unaudited Pro Forma Combined Strategy Conservative Allocation Fund" column in each table below shows you what the fees and expenses are estimated to be, assuming the Reorganization is approved.

     The tables below also compare the annual fund operating expenses as a percentage of average daily net assets for each Fund for its fiscal year ended August 31, 2008 and unaudited pro forma expenses, based on the annual fund operating expenses for the Acquiring Fund's shares.

SHAREHOLDER FEES(1) (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                           MAXIMUM SALES CHARGE (LOAD)                MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                              IMPOSED ON PURCHASES               (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
                                       (AS A PERCENTAGE OF OFFERING PRICE)           REDEMPTION PROCEEDS, WHICHEVER IS LESS)
                                 ----------------------------------------------  ----------------------------------------------
                                 CLASS A(2)  CLASS B  CLASS C  CLASS R  CLASS Y  CLASS A(2)  CLASS B  CLASS C  CLASS R  CLASS Y
                                 ----------  -------  -------  -------  -------  ----------  -------  -------  -------  -------
Acquired Fund..................     4.25%      None     None     None     None     None(3)     5.00%    1.00%    None     None
Acquiring Fund.................     5.50%      None     None     None     None     None(3)     5.00%    1.00%    None     None
Unaudited Pro Forma Combined
  Acquiring Fund...............     5.50%      None     None     None     None     None(3)     5.00%    1.00%    None     None


--------

(1) An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances" in the Funds' prospectuses.

(2) Investors may qualify for reduced sales charges. Generally, Class A share investments will qualify for a reduced sales charge if the amount of the purchase is from $50,000 to $999,999, and the sales charge will be eliminated if the purchase is $1 million or more.

(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge if they are sold within 18 months of purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                          ACQUIRED
                                                                        FUND (I.E.,
                                                                         UNDERLYING     TOTAL
                                             DISTRIBUTION                  FUNDS)    ANNUAL FUND
                                 MANAGEMENT   AND SERVICE     OTHER       FEES AND    OPERATING    LESS FEE       NET
CLASS A                             FEES     (12B-1) FEES  EXPENSES(1)  EXPENSES(2)  EXPENSES(3)  WAIVERS(4)  EXPENSES(4)
-------                          ----------  ------------  -----------  -----------  -----------  ----------  -----------
Acquired Fund..................     0.10%        0.25%         1.24%        0.82%        2.41%       (1.24)%      1.17%
Acquiring Fund.................     0.10%        0.25%         0.38%        0.75%        1.48%       (0.33)%      1.15%
Unaudited Pro Forma Combined
  Acquiring Fund...............     0.10%        0.25%         0.36%        0.77%        1.48%       (0.31)%      1.17%



                                                                          ACQUIRED
                                                                        FUND (I.E.,
                                                                         UNDERLYING     TOTAL
                                             DISTRIBUTION                  FUNDS)    ANNUAL FUND
                                 MANAGEMENT   AND SERVICE     OTHER       FEES AND    OPERATING    LESS FEE       NET
CLASS B                             FEES     (12B-1) FEES  EXPENSES(1)  EXPENSES(2)  EXPENSES(3)  WAIVERS(4)  EXPENSES(4)
-------                          ----------  ------------  -----------  -----------  -----------  ----------  -----------
Acquired Fund..................     0.10%        1.00%         1.24%        0.82%        3.16%       (1.24)%      1.92%
Acquiring Fund.................     0.10%        1.00%         0.38%        0.75%        2.23%       (0.33)%      1.90%
Unaudited Pro Forma Combined
  Acquiring Fund...............     0.10%        1.00%         0.40%        0.77%        2.27%       (0.35)%      1.92%



                                                                          ACQUIRED
                                                                        FUND (I.E.,
                                                                         UNDERLYING     TOTAL
                                             DISTRIBUTION                  FUNDS)    ANNUAL FUND
                                 MANAGEMENT   AND SERVICE     OTHER       FEES AND    OPERATING    LESS FEE       NET
CLASS C                             FEES     (12B-1) FEES  EXPENSES(1)  EXPENSES(2)  EXPENSES(3)  WAIVERS(4)  EXPENSES(4)
-------                          ----------  ------------  -----------  -----------  -----------  ----------  -----------
Acquired Fund..................     0.10%        1.00%         1.24%        0.82%        3.16%       (1.24)%      1.92%
Acquiring Fund.................     0.10%        1.00%         0.38%        0.75%        2.23%       (0.33)%      1.90%
Unaudited Pro Forma Combined
  Acquiring Fund...............     0.10%        1.00%         0.70%        0.77%        2.57%       (0.65)%      1.92%



                                                                          ACQUIRED
                                                                        FUND (I.E.,
                                                                         UNDERLYING     TOTAL
                                             DISTRIBUTION                  FUNDS)    ANNUAL FUND
                                 MANAGEMENT   AND SERVICE     OTHER       FEES AND    OPERATING    LESS FEE       NET
CLASS R                             FEES     (12B-1) FEES  EXPENSES(1)  EXPENSES(2)  EXPENSES(3)  WAIVERS(4)  EXPENSES(4)
-------                          ----------  ------------  -----------  -----------  -----------  ----------  -----------
Acquired Fund..................     0.10%        0.50%         1.24%        0.82%        2.66%       (1.24)%      1.42%
Acquiring Fund.................     0.10%        0.50%         0.38%        0.75%        1.73%       (0.33)%      1.40%
Unaudited Pro Forma Combined
  Acquiring Fund...............     0.10%        0.50%         0.13%        0.77%        1.50%       (0.08)%      1.42%



                                                                          ACQUIRED
                                                                        FUND (I.E.,
                                                                         UNDERLYING     TOTAL
                                             DISTRIBUTION                  FUNDS)    ANNUAL FUND
                                 MANAGEMENT   AND SERVICE     OTHER       FEES AND    OPERATING    LESS FEE       NET
CLASS Y                             FEES     (12B-1) FEES  EXPENSES(1)  EXPENSES(2)  EXPENSES(3)  WAIVERS(4)  EXPENSES(4)
-------                          ----------  ------------  -----------  -----------  -----------  ----------  -----------
Acquired Fund..................     0.10%        None          1.24%        0.82%        2.16%       (1.24)%      0.92%
Acquiring Fund.................     0.10%        None          0.38%        0.75%        1.23%       (0.33)%      0.90%
Unaudited Pro Forma Combined
  Acquiring Fund...............     0.10%        None          0.18%        0.77%        1.05%       (0.13)%      0.92%

--------

(1) Other Expenses include administration, audit, legal, blue sky, directors, insurance, printing, custody and transfer agent fees. As Fund assets increase, Other Expenses typically decrease as a percentage of the Fund's average net assets because certain expenses (e.g., transfer agent fees) are charged on a fixed dollar amount per account or per fund basis.

(2) In addition to the Funds' total annual operating expenses that the Funds bear directly, the Funds' shareholders indirectly bear the expenses of the acquired/underlying funds (affiliated and unaffiliated) in which the Funds invest.

(3) Total Annual Fund Operating Expenses are based on each respective Fund's most recently completed fiscal year, absent any expense reimbursements or fee waivers. Each Fund's most recent annual report and financial highlights reflect the operating expenses of the Fund and do not include Acquired Fund (i.e., underlying funds) Fees and Expenses.

(4) The Advisor has contractually agreed to waive fees and reimburse other fund expenses for Income Builder Fund through at least March 31, 2010 so that the aggregate of Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses (i.e., Total Annual Fund Operating Expenses net of Acquired Fund (i.e., underlying funds) Fees and Expenses) do not exceed 0.35%, 1.10%, 1.10%, 0.60%, and 0.10%, respectively for Class A, Class B,
     Class C, Class R, and Class Y shares. The Advisor has contractually agreed to waive fees and reimburse other fund expenses for Strategy Conservative Allocation Fund through at least March 31, 2010 so that the aggregate of Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses (i.e., Total Annual Fund Operating Expenses net of Acquired Fund (i.e., underlying funds) Fees and Expenses) do not exceed 0.40%, 1.15%, 1.15%, 0.65%, and 0.15%, respectively for Class A, Class B, Class C, Class R, and Class Y shares. As the fee waivers and expense reimbursements do not apply to Acquired Fund (i.e., underlying funds) Fees and Expenses, each Fund's Net Expenses will increase the same amount as such expenses increase, without limit. These fee waivers and expense reimbursements may be terminated at any time after March 31, 2010 at the discretion of the Advisor. Prior to the end of the stated periods, such waivers and reimbursements may not be terminated without the approval of the Board of Directors.

EXAMPLES OF FUND EXPENSES

     The examples below are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund, as well as the combined fund on a pro forma basis, assuming the Reorganization takes place. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Funds' operating expenses remain the same. The fee waivers shown in the Annual Fund Operating Expense tables above are only reflected in the first year of each of the following time periods. Although your actual costs and returns may differ, based on these assumptions your costs would be:

CLASS A                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                               ------   -------   -------   --------
Acquired Fund.......................................   $539     $1,031    $1,548    $2,964
Acquiring Fund......................................   $661     $  962    $1,284    $2,194
Unaudited Pro Forma Combined Acquiring Fund.........   $663     $  963    $1,286    $2,196



CLASS B                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                               ------   -------   -------   --------
Acquired Fund (assuming redemption at end of
  period)...........................................   $695     $1,258    $1,747    $3,206
Acquiring Fund (assuming redemption at end of
  period)...........................................   $693     $1,066    $1,365    $2,349
Unaudited Pro Forma Combined Acquiring Fund
  (assuming redemption at end of period)............   $695     $1,076    $1,383    $2,379
Acquired Fund (assuming no redemption at end of
  period)...........................................   $195     $  858    $1,547    $3,206
Acquiring Fund (assuming no redemption at end of
  period)...........................................   $193     $  666    $1,165    $2,349
Unaudited Pro Forma Combined Acquiring Fund
  (assuming no redemption at end of period).........   $195     $  676    $1,183    $2,379

CLASS C                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                               ------   -------   -------   --------
Acquired Fund (assuming redemption at end of
  period)...........................................   $295      $858     $1,547    $3,381
Acquiring Fund (assuming redemption at end of
  period)...........................................   $293      $666     $1,165    $2,539
Unaudited Pro Forma Combined Acquiring Fund
  (assuming redemption at end of period)............   $295      $738     $1,307    $2,857
Acquired Fund (assuming no redemption at end of
  period)...........................................   $195      $858     $1,547    $3,381
Acquiring Fund (assuming no redemption at end of
  period)...........................................   $193      $666     $1,165    $2,539
Unaudited Pro Forma Combined Acquiring Fund
  (assuming no redemption at end of period).........   $195      $738     $1,307    $2,857



CLASS R                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                               ------   -------   -------   --------
Acquired Fund.......................................   $145      $709     $1,299    $2,901
Acquiring Fund......................................   $143      $513     $  908    $2,014
Unaudited Pro Forma Combined Acquiring Fund.........   $145      $466     $  811    $1,784



CLASS Y                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                               ------   -------   -------   --------
Acquired Fund.......................................    $94      $556     $1,045    $2,395
Acquiring Fund......................................    $92      $358     $  644    $1,460
Unaudited Pro Forma Combined Acquiring Fund.........    $94      $321     $  567    $1,271

COMPARISON OF FUND INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES

     The following table compares the investment objectives and principal investment strategies of the Acquired Fund and the Acquiring Fund. Please review the table carefully.

     As described below, the investment objectives of the Acquired Fund are similar to the investment objective of the Acquiring Fund. A Fund's objective(s) may be changed without shareholder approval. If a Fund's objective(s) changes, you would be notified at least 60 days in advance. Please remember, there is no guarantee that either Fund will achieve its objective(s).

     A Fund's principal investment strategies are the strategies that the Advisor believes are most likely to be important in trying to achieve the Fund's objective(s). You should be aware that each Fund may also use strategies to invest in securities that are not described in this Prospectus/Proxy Statement but that are described in its prospectus and/or SAI.

                   ACQUIRED FUND                       ACQUIRING FUND
                   -------------                       --------------
Investment         The Acquired Fund's primary         The Acquiring Fund seeks a high
Objective(s):      objective is to provide investors   level of current income
                   with current income. The Acquired   consistent with limited risk to
                   Fund's secondary objective is       capital.
                   growth of capital.

Principal          The Acquired Fund is a "fund of     The Acquiring Fund is a "fund of
Investment         funds" which invests primarily in   funds" which invests primarily in
Strategies:        other mutual funds. The Acquired    a variety of other mutual funds
                   Fund will invest at least 80% of    which are also advised by the
                   its total assets in the following   Advisor. The Underlying Funds in
                   six mutual funds which are also     which the Acquiring Fund may
                   advised by the Advisor:             invest consist of the following:

                   -   Equity Income Fund              EQUITY FUNDS
                                                       Equity Income Fund
                   -   Large Cap Value Fund            Equity Index Fund
                                                       Quantitative Large Cap Core Fund
                   -   Quantitative Large Cap Value    Quantitative Large Cap Growth
                       Fund                            Fund
                                                       Quantitative Large Cap Value Fund
                   -   Real Estate Securities Fund     Large Cap Growth Opportunities
                                                       Fund
                   -   High Income Bond Fund           Large Cap Select Fund
                                                       Large Cap Value Fund
                   -   U.S. Government Mortgage Fund   Mid Cap Growth Opportunities Fund
                                                       Mid Cap Index Fund
                   The percentage of the Acquired      Mid Cap Value Fund
                   Fund's assets that will be          Small-Mid Cap Core Fund
                   allocated to each of these          Small Cap Growth Opportunities
                   particular Underlying Funds at      Fund
                   any point in time may range from    Small Cap Index Fund
                   0% to 40%, depending on market      Small Cap Select Fund
                   conditions.                         Small Cap Value Fund
                                                       Real Estate Securities Fund
                   The Acquired Fund may invest up     Global Infrastructure Fund
                   to 20% of its total assets          International Fund
                   collectively in:                    International Select Fund

                   -   Income producing equity         FIXED INCOME FUNDS
                       securities such as dividend     Core Bond Fund
                       paying common stocks and        High Income Bond Fund
                       interests in royalty trusts;    Inflation Protected Securities
                       and                             Fund

                   -   Securities of investment
                       companies that are not
                       affiliated with the Fund,
                       such as closed-end investment
                       companies and exchange traded

                   ACQUIRED FUND                       ACQUIRING FUND
                   -------------                       --------------
                       funds, provided that the Fund   Intermediate Government Bond Fund
                       may invest no more than 10%     Intermediate Term Bond Fund
                       of its total assets in          Short Term Bond Fund
                       unaffiliated investment         Total Return Bond Fund
                       companies.                      U.S. Government Mortgage Fund

                   The income producing equity         MONEY MARKET FUNDS
                   securities in which the Acquired    Prime Obligations Fund
                   Fund may invest may include
                   securities of foreign issuers       The Acquiring Fund provides a
                   which are either listed on a        high allocation to Underlying
                   United States stock exchange or     Funds that invest primarily in
                   represented by American             fixed income investments, but
                   Depository Receipts that may or     also has a limited exposure to
                   may not be sponsored by a           Underlying Funds that invest
                   domestic bank.                      primarily in equities, which is
                                                       designed to help offset inflation
                   The Acquired Fund may purchase      and provide a source for
                   options on securities and           potential increases in income
                   securities indexes in order to      over time.
                   maintain the desired level of
                   exposure to a particular asset      The Acquiring Fund may invest up
                   class when income considerations    to 5% of its total assets in
                   result in a greater or lesser       securities that will expose the
                   allocation of the Fund's assets     Fund to the performance of a
                   to that asset class than might      commodity or commodity index,
                   otherwise be optimal.               including, but not limited to,
                                                       exchange traded funds.
                   The Acquired Fund and the Advisor
                   currently have pending with the     The Acquiring Fund has targets
                   SEC an application for exemptive    for allocating its assets among
                   relief which, if granted by the     the Underlying Funds and other
                   SEC, will allow the Fund to         securities, which are set forth
                   utilize other forms of              in the following table as a
                   derivatives. If the SEC grants      percentage of the Fund's total
                   the exemptive relief, the Fund      assets. The Advisor uses these
                   will be allowed to utilize the      target allocations as general
                   following derivatives: options      guides in setting the Acquiring
                   (in addition to options on          Fund's actual allocation. Actual
                   securities and securities           allocations may be adjusted
                   indexes); futures contracts;        within the allocation range set
                   options on futures contracts;       forth in the table in order to
                   interest rate caps and floors;      take advantage of current or
                   foreign currency contracts;         expected market conditions, or to
                   options on foreign currencies;      manage risk.
                   interest rate, total return and
                   credit default swap agreements;                       TARGET   RANGE
                   and options on the foregoing
                   types of swap agreements. The       EQUITY FUNDS          31%  15-55%
                   Fund would use these derivatives    FIXED INCOME FUNDS    68%  30-85%
                   in an attempt to manage market      SECURITIES PROVIDING
                   risk, currency risk, credit risk      COMMODITIES EXPOSURE 1%    0-5%
                   and yield curve risk; to manage     PRIME OBLIGATIONS
                   the effective maturity or             FUND AND CASH       0%    0-35%
                   duration of securities in the
                   Fund's, or Underlying Fund's,       The Acquiring Fund may invest in
                   portfolio; or for speculative       exchange traded funds (in
                   purposes in an effort to increase   addition to those providing
                   the Fund's yield or to enhance      commodities exposure), closed-end
                   return. The Fund would also be      investment companies, and other
                   allowed to use these derivatives    investment companies not
                   to gain exposure to non-dollar      affiliated with the Fund,
                   denominated securities markets.     provided that
                   The use of a derivative is
                   speculative if the

                   ACQUIRED FUND                       ACQUIRING FUND
                   -------------                       --------------
                   Fund is primarily seeking to        the Fund invests no more than 10%
                   enhance return, rather than         of its total assets,
                   offset the risk of other            collectively, in unaffiliated
                   positions. When the Fund invests    investment companies.
                   in a derivative for speculative
                   purposes, the Fund will be fully    The Acquiring Fund and the
                   exposed to the risks of loss of     Advisor currently have pending
                   that derivative, which may          with the SEC an application for
                   sometimes be greater than the       exemptive relief, which, if
                   derivative's cost.                  granted by the SEC, will allow
                                                       the Fund to utilize derivatives.
                                                       If the SEC grants the exemptive
                                                       relief, the Fund will be allowed
                                                       to utilize the following
                                                       derivatives: options; futures
                                                       contracts; options on futures
                                                       contracts; interest rate caps and
                                                       floors; foreign currency
                                                       contracts; options on foreign
                                                       currencies; interest rate, total
                                                       return and credit default swap
                                                       agreements; and options on the
                                                       foregoing types of swap
                                                       agreements. The Fund would use
                                                       these derivatives in an attempt
                                                       to manage market risk, currency
                                                       risk, credit risk and yield curve
                                                       risk; to manage the effective
                                                       maturity or duration of
                                                       securities in the Fund's, or
                                                       Underlying Fund's, portfolio; or
                                                       for speculative purposes in an
                                                       effort to increase the Fund's
                                                       yield or to enhance return. The
                                                       Fund would also be allowed to use
                                                       these derivatives to gain
                                                       exposure to non-dollar
                                                       denominated securities markets.
                                                       The use of a derivative is
                                                       speculative if the Fund is
                                                       primarily seeking to enhance
                                                       return, rather than offset the
                                                       risk of other positions. When the
                                                       Fund invests in a derivative for
                                                       speculative purposes, the Fund
                                                       will be fully exposed to the
                                                       risks of loss of that derivative,
                                                       which may sometimes be greater
                                                       than the derivative's cost.




ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

     In addition to the principal investment strategies of each Fund described above, each Fund may also engage in other types of investment practices, including:

          Temporary Investments. In an attempt to respond to adverse market, economic, political or other conditions, each Fund may temporarily invest without limit in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the Advisor. Investing a significant portion of a Fund's assets in these securities may prevent such Fund from achieving its objective(s).

          Portfolio Turnover. The Advisor expects to make asset reallocation decisions on a monthly basis for each Fund, although it may make these decisions more frequently if warranted by market conditions.

     Although each Fund is expected to have a low portfolio turnover rate, the Underlying Funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders, including each Fund, when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that an Underlying Fund pays when it buys and sells securities.

     Fundamental and Non-Fundamental Investment Restrictions. The Funds are subject to the same fundamental and non-fundamental investment restrictions, as set forth in the Funds' SAI. Fundamental investment restrictions cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund, as defined in the 1940 Act. Non-fundamental investment restrictions may be changed by the Board without a shareholder vote.

     Additional information about each Fund's investment strategies is set forth in each Fund's prospectus and SAI. The Acquiring Fund's prospectus is enclosed with this Prospectus/Proxy Statement. The Acquired Fund's prospectus and the Funds' SAI are available upon request by calling (800) 677-3863.

PERFORMANCE COMPARISON OF THE FUNDS

     The performance information below compares the performance of the Acquired Fund to that of the Acquiring Fund. The bar charts and tables illustrate the variability of each Fund's performance over time. Of course, past performance (before and after taxes) is not an indication of future results.

     The bar charts show how the performance of each Fund's Class R shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures.

     The tables compare the performance for each share class of the Funds over different time periods, before and after taxes, to that of the respective Fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and Fund expenses; the benchmarks are unmanaged, have no expenses, and are unavailable for investment. For Class R shares, the tables include returns both before and after taxes. For Class A, Class B, Class C, and Class Y shares, the tables only include returns before taxes. After-tax returns for Class A, Class B, Class C, and Class Y shares will vary. After-tax returns are calculated using the historically highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns depend on your tax situation and may differ from the returns shown below. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     The bar charts and tables assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, each Fund's performance would be reduced.

ACQUIRED FUND

  ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS R)

                                   (BAR CHART)


            (0.06)%   (23.67)%

             2007       2008

           Best Quarter:
           Quarter ended  March 31, 2007           1.43%
           Worst Quarter:
           Quarter ended  December 31, 2008     (15.90)%





                                                                 SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS             INCEPTION     ONE      (CLASS A, CLASS B,    SINCE INCEPTION
AS OF 12/31/08                              DATE      YEAR    CLASS C, AND CLASS Y)      (CLASS R)
----------------------------             ---------   ------   ---------------------   ---------------
Class A (return before taxes)..........    5/31/06   (26.82)%         (7.89)%                 N/A
Class B (return before taxes)..........    5/31/06   (27.63)%         (7.04)%                 N/A
Class C (return before taxes)..........    5/31/06   (24.79)%         (7.05)%                 N/A
Class R (return before taxes)..........   12/20/06   (23.67)%           N/A                (12.44)%
Class R (return after taxes on
  distributions).......................              (25.30)%           N/A                (14.50)%
Class R (return after taxes on
  distributions and sale of Fund
  shares)..............................              (14.63)%           N/A                (11.22)%
Class Y (return before taxes)..........    5/31/06   (23.30)%         (6.16)%                 N/A
Dow Jones Conservative U.S. Portfolio
  Index(1) (reflects no deduction for
  fees, expenses or taxes).............              (13.81)%         (1.23)%               (4.82)%


--------

(1) A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 20% of the risk of the U.S. equities market.

ACQUIRING FUND(1)

  ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS R)(2)


                                   (BAR CHART)


            (0.39)%     7.61%      2.63%     (1.84)%    12.63%      6.80%      4.02%      7.48%      6.82%    (21.22)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  June 30, 2003            7.05%
           Worst Quarter:
           Quarter ended  December 31, 2008     (11.31)%





                                                                                  SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS              INCEPTION     ONE     FIVE    TEN     (CLASS A, CLASS B,
AS OF 12/31/08                               DATE      YEAR    YEARS   YEARS   CLASS C AND CLASS Y)
----------------------------              ---------   ------   -----   -----   --------------------
Class A (return before taxes)...........   9/24/01    (25.42)% (0.81)%   N/A           3.20%
Class B (return before taxes)...........   9/24/01    (25.28)% (0.75)%   N/A           3.21%
Class C (return before taxes)...........   9/24/01    (22.35)% (0.44)%   N/A           3.22%
Class R (return before taxes)(2)........   10/1/96    (21.22)%  0.10%   2.03%           N/A
Class R (return after taxes on
  distributions)(2).....................              (22.70)% (1.18)%  0.53%           N/A
Class R (return after taxes on
  distributions and sale of Fund
  shares)(2)............................              (13.17)% (0.38)%  0.97%           N/A
Class Y (return before taxes)...........   9/24/01    (20.87)%  0.57%    N/A           3.83%
Dow Jones Conservative U.S. Portfolio
  Index(3) (reflects no deduction for
  fees, expenses or taxes)..............               (1.91)%  3.80%   5.07%          5.04%


--------

(1) Effective December 10, 2008, the Fund's name was changed from Strategy Income Allocation Fund to Strategy Conservative Allocation Fund.

(2) Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table includes the performance of the Class S shares for periods prior to July 1, 2004. If current fees and expenses had been in effect, performance would have been lower.

(3) A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 20% of the risk of the U.S. equities market.

ADDITIONAL PERFORMANCE INFORMATION

     Information concerning the factors that materially affected the performance of each Fund during its fiscal year ended August 31, 2008 is excerpted from each Fund's annual report for such year and included in "Management's Discussion of Fund Performance" below.

FORM OF ORGANIZATION

     Each Fund is a separate diversified series of FASF, which is registered as an open-end management investment company under the 1940 Act. FASF was incorporated in the State of Minnesota on June 19, 1996. FASF is organized as a series fund and currently issues five series, including each Fund. Each series of shares represents a separate investment portfolio with its own investment objective(s) and policies.

INVESTMENT ADVISORY SERVICE

     Each Fund has the same investment advisor, FAF Advisors, Inc. Pursuant to an Investment Advisory Agreement with FASF, the Advisor manages each Fund's business and investment activities, subject to the authority of the Board of Directors.

     The Advisor is located at 800 Nicollet Mall, Minneapolis, MN 55402. The Advisor is a subsidiary of U.S. Bank National Association (which, in turn, is a subsidiary of U.S. Bancorp). The Advisor provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 2008, the Advisor had more than $106 billion in assets under management, including investment company assets of more than $93 billion.

     David R. Cline has been primarily responsible for the day-to-day management of the Acquired Fund since its inception in May 2006 and of the Acquiring Fund since January 2000, prior to which he had co-managed the Acquiring Fund since its inception in October 1996. Mr. Cline allocates the Funds' assets across the Underlying Funds based on the advice of the Advisor's asset allocation committee, of which David A. Chalupnik, CFA, Keith B. Hembre, CFA, Jose A. Rodriguez, Thomas S. Schreier, and John G. Wenker are members.

     PORTFOLIO MANAGER BIOGRAPHIES

     Mr. Chalupnik is a Senior Managing Director and Head of Equities of the Advisor. He entered the financial services industry in 1984 and joined the Advisor in 2002.

     Mr. Cline is a Senior Equity Portfolio Manager of the Advisor. He entered the financial services industry when he joined the Advisor in 1989.

     Mr. Hembre is the Chief Economist and Chief Investment Strategist of the Advisor. He entered the financial services industry in 1992 and joined the Advisor in 1997.

     Mr. Rodriguez is a Senior Managing Director and the Head of Fixed Income of the Advisor. He entered the financial services industry in 1984 and joined the Advisor in 2002.

     Mr. Schreier is the Chief Executive Officer and Chief Investment Officer of the Advisor. He entered the financial services industry in 1986 and joined the Advisor in 2000.

     Mr. Wenker is the Head of Real Estate of the Advisor. He entered the financial services industry in 1983 and joined the Advisor in 1992.

OPERATIONS OF THE ACQUIRING FUND BEFORE AND AFTER THE REORGANIZATION

     Based on its review of each Fund's investment portfolio as of December 31, 2008, the Advisor believes that all of the assets held by the Acquired Fund will be consistent with the Acquiring Fund's investment objective and policies and thus can be transferred to and held by the Acquiring Fund if the Reorganization Plan is approved for the Acquired Fund. If prior to the time of the Reorganization, the Acquired Fund were to hold any assets that the Acquiring Fund were not allowed to hold, those assets would be sold prior to the Reorganization. The proceeds of those sales would be held in temporary investments or reinvested in assets that the Acquiring Fund may hold. The possible need for the Acquired Fund to dispose of assets prior to the Reorganization could result in selling securities at a disadvantageous time and could result in the Acquired Fund realizing losses that would not otherwise have been realized. Alternatively, these sales could result in the Acquired Fund realizing gains that would not otherwise have been realized, the net proceeds of which would be included in a distribution to its shareholders prior to the Reorganization.

     After the Reorganization, and in response to prevailing market conditions at such time, it is possible that the Acquiring Fund will make changes in portfolio holdings in an effort to adjust its portfolio or to respond to other market conditions. This may result in increased trading of securities, which may produce capital gains taxable to shareholders upon distribution and may result in increased trading costs for the Acquiring Fund.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the closing of the Reorganization, FASF will receive an opinion from Dorsey & Whitney LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders will not recognize taxable gain or loss as a direct result of the Reorganization. Each Acquired Fund shareholder's aggregate tax basis in the Acquiring Fund shares it receives in the Reorganization will be the same as the aggregate tax basis in the Acquired Fund shares the shareholder constructively exchanges therefor, and the shareholder's holding period for those Acquiring Fund shares will include its holding period for those Acquired Fund shares. In addition, the Acquiring Fund's aggregate tax basis in the assets it receives from the Acquired Fund will be the same as the latter's aggregate tax basis therein, and the Acquiring Fund's holding period for those assets will include the Acquired Fund's holding period therefor immediately before the Reorganization.

     If the Acquired Fund sells securities prior to the closing of the Reorganization, it may recognize net gains or losses. Any net gains recognized on those sales would increase the amount of any distribution that the Acquired Fund must make to its shareholders prior to that closing. You should separately consider any state, local and other tax consequences in consultation with your tax advisor. See "Information about the Reorganization -- Federal Income Tax Considerations" below for more detailed information about federal income tax considerations.

                             PRINCIPAL RISK FACTORS

     As indicated above, the investment objectives of the Acquired Fund are similar to the investment objective of the Acquiring Fund. The Funds are subject to some of the same risks, but each Fund is also subject to some risks to which the other Fund is not subject, or is not subject to the same degree. Due to its ability to invest in income producing equity securities, the Acquired Fund is subject to certain risks to a greater extent than the Acquiring Fund. The Acquiring Fund is subject to additional risks associated with Underlying Funds to which the Acquired Fund is not subject because of the Acquiring Fund's ability to invest in a greater variety of Underlying Funds. Set forth below are the principal risks of investing in the Acquired Fund and the Acquiring Fund. For both of the Funds, the value of your investment will change daily, which means you could lose money.

RISKS APPLICABLE TO BOTH FUNDS

     The following risks are applicable to both the Acquired Fund and the Acquiring Fund:

     Active Management and Allocation Risk. The Funds and certain Underlying Funds are actively managed and their performance therefore will reflect in part the Advisor's (or a sub-advisor's) ability to make asset allocation and other investment decisions to achieve a fund's investment objective(s). Due to their active management, the Funds and certain Underlying Funds could each underperform its benchmark or other mutual funds with similar investment objectives.

     Additional Expenses. Investing in the Underlying Funds and in unaffiliated investment companies through an investment in a Fund involves additional expenses that would not be present in a direct investment in the Underlying Funds and unaffiliated investment companies.

     Derivative Instrument Risk. The use of derivative instruments by the Acquired Fund and the Acquiring Fund (most of which may be used only if the SEC grants exemptive relief) or by an Underlying Fund involves additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices, foreign currencies, index prices, or interest rates will not move in the direction that the Advisor (or, in the case of certain Underlying Funds, the fund's sub-advisor) anticipates; in the case of a credit default swap, the risk that the Advisor (or sub-advisor) will not correctly evaluate the creditworthiness of the company or companies on which the swap is based; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the initial investment in that instrument; and, particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the investor worse off than if it had not entered into the position. If a fund uses derivative instruments and the Advisor's or sub-advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.

     Risks Associated with the Underlying Funds. The Funds are subject to the risks of the Underlying Funds in which they invest. These risks, which are discussed in detail in the each Fund's prospectus, include:

     - Each Underlying Fund is subject to the risk of generally adverse markets. In general, the market prices of equity securities frequently are subject to greater volatility than the prices of fixed income securities.

     - Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund and Quantitative Large Cap Value Fund are subject to the risks of quantitative investing. Securities selected using this process could underperform the market as a whole as a result of the factors used in the process, the weight placed on each factor, and the changes in the way each factor performs in today's economic conditions as compared to the factor's historical performance.

     - Real Estate Securities Fund is subject to risks associated with non-diversification and with concentrating its investments in the real estate industry. Real Estate Securities Fund is also subject to the risks associated with direct investments in real estate investment trusts.

     - Certain Underlying Funds are subject to risks associated with investing in non-dollar denominated securities of foreign issuers, including currency risk. The risks are particularly significant in emerging markets.

     - Certain Underlying Funds may invest a portion of their assets in foreign securities that are dollar-denominated and publically traded in the U.S., and which may involve risks not associated with the securities of domestic issuers.

     - The fixed income Underlying Funds are subject to interest rate risk (the risk that debt securities held by a fund will decrease in value when interest rates rise), income risk (the risk that a fund's income could decline due to falling market interest rates), credit risk (the risk that the issuer of debt securities will not make timely principal or interest payments on its securities), and, for each fixed income Underlying Fund other than U.S. Government Mortgage Fund, call risk (the risk that the issuer of debt securities will prepay those securities before their stated maturity, requiring the fund to reinvest the prepayment at a lower interest rate).

     - The fixed income Underlying Funds, except Intermediate Government Bond Fund, may invest in mortgage- and/or asset-backed securities. These are subject to the risk that falling interest rates will cause faster than expected prepayments of the obligations underlying the securities, which must be reinvested at lower interest rates. They are also subject to the risk that rising interest rates will cause prepayments to slow, extending the life of mortgage- and asset-backed securities with lower interest rates.

     - Certain Underlying Funds may invest in non-investment grade debt obligations, which are commonly called "high-yield" securities or "junk bonds." In addition, Equity Income Fund may invest in non-investment grade convertible debt obligations. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

     - Certain Underlying Funds may lend their securities, which involves the risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.

     Possible Conflicts of Interest. The Funds and the Underlying Funds have the same officers, directors, and investment advisor. If situations arise in which the interests of a Fund are different from those of the underlying funds, these officers and directors and the Advisor could be subject to conflicts of interest. For example, the Advisor might determine that a Fund should reduce its allocation of assets to a particular Underlying Fund, thus requiring such Fund to redeem shares of that Underlying Fund, at a time when it is not in the best interests of the Underlying Fund to sell portfolio securities in order to meet the redemption request.

RISKS APPLICABLE TO THE ACQUIRING FUND ONLY

     Additional Risks Associated with the Underlying Funds. The Acquiring Fund is subject to the risks of the Underlying Funds in which it invests. Due to the fact that the Acquiring Fund can invest in a greater number and larger variety of Underlying Funds than the Acquired Fund can, it is subject to additional risks. These risks, which are discussed in detail in the Acquiring Fund's prospectus, include:

     - International Fund and International Select Fund each employs a "multi-style, multi-manager" approach whereby the Advisor allocates portions of the fund's assets to different sub-advisors who employ distinct investment styles. Because each sub-advisor makes investment decisions independently, it is possible that the security selection process of the sub-advisors may not complement one another. In addition, a multi-manager approach could increase the fund's portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the fund's portfolio securities, higher brokerage commissions and other transaction costs. The sub-advisors selected may underperform the market generally or other sub-advisors that could have been selected for the fund.

     - Small-Mid Cap Core Fund, Small Cap Growth Opportunities Fund, Small Cap Index Fund, Small Cap Select Fund, Small Cap Value Fund, Global Infrastructure Fund, International Fund, and International Select Fund are subject to the risks of investing in small-capitalization companies. These stocks historically have experienced greater price volatility than stocks of larger capitalization companies.

     - Mid-Cap Growth Opportunities Fund, Small-Mid Cap Core Fund, Small Cap Growth Opportunities Fund, and Small Cap Select Fund invest in initial public offerings (IPOs). Companies that make IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.

     - Mid Cap Growth Opportunities Fund, Mid Cap Index Fund, Mid Cap Value Fund, Small-Mid Cap Core Fund, Global Infrastructure Fund, International Fund, and International Select Fund invest in stocks of mid-capitalization companies. Although these stocks may be slightly less volatile than those of small-capitalization companies, they still involve substantial risk.

     - Global Infrastructure Fund is subject to risks associated with concentrating its investments in infrastructure-related securities.

     - Inflation Protected Securities Fund may invest in commodity-linked derivative instruments, which may subject the fund to greater volatility than investments in traditional securities.

     - Inflation Protected Securities Fund invests primarily in inflation protected debt securities, which subjects the fund to additional risks. Inflation adjustments in these securities may require the fund to make annual distributions to shareholders that exceed the cash the fund receives. In addition, there can be no assurance that the index used as the inflation measure for an inflation protected debt security will accurately measure the real rate of inflation in the prices of goods and services or, in the case of a foreign security, that the rate of inflation in the foreign country will be correlated to the rate of inflation in the United States. Lags between the time a security is adjusted for inflation and the time interest is paid on the security can mitigate the inflation protection provided by the adjustment and can adversely affect the trading price of the security. In addition, inflation protected debt securities may be less liquid and more volatile than other debt securities. Income distributions for Inflation Protected Securities Fund are expected to fluctuate significantly more than those of a typical bond fund, since the fund's income will change with changes in inflation.

RISKS APPLICABLE TO THE ACQUIRED FUND ONLY

     The Acquired Fund's ability to invest up to 20% of its total assets in income producing equity securities, such as dividend paying common stocks and interests in royalty trusts, subjects it to the following direct risks.

     Equity Securities Risk. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

     Foreign Securities Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy. The holder of an American Depositary Receipt that is not sponsored by a domestic bank may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

     Royalty Trust Risk. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors with exposure to energy sector assets such as coal, oil and natural gas. A royalty trust receives royalty income from the production of a natural resource and then distributes this income to investors less deductions for management fees and capital expenses. Because royalty trusts own royalties on a finite amount of resources, they are subject to the risk of depletion of those resources. Also, royalty trusts may be highly volatile and the amount of income distributed will depend not only on the production of the natural resource but on the price of the particular commodity. Certain royalty trusts are not corporations, and unitholders therefore could have unlimited liability for the actions of the trust.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

DISTRIBUTION OF SHARES

     Each Fund has Class A, Class B, Class C, Class R and Class Y shares outstanding. As of June 30, 2008, neither Fund permitted new or additional investments in Class B shares except through permitted exchanges. Acquired Fund Class B shareholders will receive Acquiring Fund Class B shares in the Reorganization, which will continue to have the attributes described below.

     The distribution arrangements applicable to the Class B, Class C, Class R and Class Y shares of the Acquired Fund are identical to the distribution arrangements applicable to the Class B, Class C, Class R and Class Y shares, respectively, of the Acquiring Fund. The distribution arrangements applicable to the Class A shares of the Funds are identical, except that the Acquiring Fund imposes a higher front-end sales charge (and thus pays a greater percentage to financial intermediaries) on purchases of Class A shares up to $99,999 than the Acquired Fund does. Purchases of Class A shares of each Fund for $100,000 or more are subject to the same sales charges. Quasar Distributors, LLC (the "Distributor") serves as the distributor for the Funds' shares. The Distributor is a wholly owned subsidiary of U.S. Bancorp. The Distributor receives any front-end sales charges or contingent deferred sales charges paid in connection with the purchase or sale of Fund shares, as disclosed above under "Summary -- Comparison of Fund Expenses," and any fees paid by the Funds pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1").

     FASF has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Distribution Plan") that applies to the Class A, Class B, Class C and Class R shares of the Acquired Fund and the Acquiring Fund. Under the Distribution Plan, each Fund pays to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Fund's Class A, Class B, Class C, and Class R shares. The Distributor uses these fees to compensate financial intermediaries for administrative services performed on behalf of the intermediaries' customers. These intermediaries receive shareholder servicing fees of up to 0.25% of a Fund's Class A, Class B, Class C and Class R share average daily net assets attributable to shares sold through them. For Class A and Class R shares, the Distributor begins to pay shareholder servicing fees to intermediaries immediately after a shareholder purchases shares. For Class B and Class C shares, the distributor begins to pay shareholder servicing fees to intermediaries one year after a shareholder purchases shares, but only if the shareholder still holds the shares at that time.

     The Funds also pay the Distributor a distribution fee under the Distribution Plan equal to 0.75% of a Fund's Class B and Class C shares and 0.25% of a Fund's Class R shares. The Distributor pays intermediaries that sell Class C shares a distribution fee equal to 0.75% of a Fund's Class A share average daily net assets attributable to shares sold by them, beginning one year after the shares are sold, and pays intermediaries that sell Class R shares a distribution fee equal to 0.25% of a Fund's Class R share average daily net assets attributable to shares sold by them, beginning immediately after the shares are sold. The Distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to intermediaries that sell Class B shares.

     In all cases, intermediaries continue to receive 12b-1 fees for as long as the shareholder holds the shares. The Distributor receives no sales charges or Rule 12b-1 fees for distribution of the Class Y Shares.

     In addition to the Rule 12b-1 fees paid by the Funds, the Advisor and/or the Distributor may pay additional compensation to financial intermediaries out of their own resources in connection with the sale or retention of Fund shares and/or in exchange for sales and/or administrative services performed on behalf of the intermediaries' customers. The amount of these payments may be significant, and may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to an investor.

These payments are not reflected in the fees and expenses listed above under "Summary -- Comparison of Fund Expenses" because they are not paid by the Funds.

     For more complete information concerning the distribution arrangements applicable to the Funds, including applicable fees and expenses, please see the Acquiring Fund's prospectus, which accompanies this Proxy Statement/Prospectus, the Acquired Fund's prospectus, and the Funds' SAI. For a copy of the Acquired Fund's prospectus or the Funds' SAI, each of which is incorporated by reference herein, call Investor Services at (800) 677-3863.

PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE PRIVILEGES

     The purchase and redemption procedures for the Acquired Fund are identical to those of the Acquiring Fund. Shares of the Funds may be purchased or redeemed on any day when the New York Stock Exchange is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. The purchase or redemption price for Fund shares will be based on that day's net asset value per share if the order is received in proper form by the Funds, or an investment professional or financial institution authorized to accept orders on the Funds' behalf, prior to the time the Funds calculate their net asset values.

     Purchases of Class A shares are made at net asset value plus a front-end sales charge, which is reduced for larger purchases. As described above in "Summary -- Comparison of Fund Expenses" and in the Funds' prospectuses, the Class A front-end sales charges for purchases of $99,999 or less are higher for the Acquiring Fund than for the Acquired Fund. There is no front-end sales charge on Class A share purchases of $1 million or more, but shareholders may be assessed a contingent deferred sales charge ("CDSC") of 1% if they sell their shares within 18 months.

     Class B shares, which are no longer available for investment, previously could be purchased at net asset value without a front-end sales charge. However, shares redeemed within six years of purchase are subject to a CDSC which declines from 5% in the first year to 1% in the sixth year of the value of the shares at the time of purchase or at the time of redemption, whichever is less. Class B shares automatically convert to Class A shares eight years after the beginning of the month in which the shares were purchased.

     Class C shares can be purchased at net asset value without a front-end sales charge. However, if shares are redeemed within 12 months of purchase, shareholders are assessed a contingent deferred sales charge of 1% of the value of the shares at the time of purchase or at the time of redemption, whichever is less.

     Class R shares and Class Y shares are sold at their net asset value per share without either a front-end sales charge or a CDSC.

     Exchange privileges for the Acquired Fund are identical to those for the Acquiring Fund. Shares of the Funds generally may be exchanged for the same class of shares in any other First American fund, with certain exceptions, including:

     - Class A shares may be exchanged for Class Y shares of the same Fund or another First American fund if the shareholder subsequently becomes eligible to purchase Class Y shares.

     - If a shareholder is no longer eligible to hold Class Y shares, the shareholder may exchange those shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

     Exchanges are made based on the net asset value per share of each Fund at the time of the exchange. When Class A shares of a Fund are exchanged for Class A shares of another First American fund, there is no front-end sales charge. When Class B or Class C shares are exchanged for Class B or Class C shares of another First American fund, the time the shareholder held the shares of the "old" fund is added to the time the shareholder holds the shares of the "new" fund for purposes of determining the CDSC or, in the case of Class B Shares, calculating when the shares convert to Class A shares.

     A Fund may change or cancel its exchange policies at any time. The Funds have the right to limit exchanges that are deemed to constitute short-term trading.

     For more complete information concerning purchase and redemption procedures and exchange privileges, please see the Acquiring Fund's prospectus, which accompanies this Proxy Statement/Prospectus, the Acquired Fund's prospectus, and the Funds' SAI. For a copy of the Acquired Fund's prospectus or the Funds' SAI, each of which is incorporated by reference herein, call Investor Services at
(800) 677-3863.

DIVIDENDS AND OTHER DISTRIBUTIONS

     Dividends from net investment income are normally declared and paid monthly for the Acquired Fund and quarterly for the Acquiring Fund. Any capital gains are distributed at least once each year for each Fund. Dividends are reinvested in additional shares of the same Fund, unless the shareholder requests that distributions be reinvested in another First American fund or paid in cash.

TAXES

     Taxes on Distributions. Each Fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, Fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless a shareholder's investment is in an IRA or other tax-advantaged account).

     Dividends paid from the net investment income of each Fund may constitute "qualified dividends" taxable at the same rate as long-term capital gains (currently subject to a maximum rate of 15%). Each Fund informs its shareholders of the portion of its dividends (if any) that constitutes qualified dividends. Dividends from a Fund's net investment income that do not constitute qualified dividends and dividends paid from short-term capital gains are taxable as ordinary income. Distributions of a Fund's long-term capital gains are taxable as long-term gains, regardless of how long a shareholder has held his or her shares.

     Taxes on Transactions. The sale of Fund shares, or the exchange of a Fund's shares for shares of another First American fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if the shareholder has held his or her shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

     The exchange of one class of shares for another class of shares in the same Fund will not be taxable.

                      INFORMATION ABOUT THE REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

     The terms and conditions under which the proposed Reorganization will be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, the form of which is attached as Appendix A to this Prospectus/Proxy Statement.

     The Reorganization Plan provides for (a) the Acquiring Fund's acquisition, as of the close of business on the date of the closing of the Reorganization or such other time that FASF determines (the "Effective Time"), of all the assets of the Acquired Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund's assumption of all the Acquired Fund's liabilities and (b) the distribution of those shares, by class, to the Acquired Fund's shareholders.

     The Acquired Fund's assets to be acquired by the Acquiring Fund include all cash, cash equivalents, securities, receivables, claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on the Acquired Fund's books, and other property the Acquired Fund owns at the Effective Time. The Acquiring Fund will assume from the Acquired Fund all its liabilities, debts, obligations and duties of whatever kind or nature; provided, however, that the Acquired Fund will use its best efforts to discharge all its known liabilities before the Effective Time.

     The value of the Acquired Fund's assets to be acquired by the Acquiring Fund and the net asset value ("NAV") per share of each class of the Acquiring Fund shares to be exchanged for those assets will be determined as of the close of regular trading on the New York Stock Exchange on the date of the Reorganization's closing, using the valuation procedures described in the Funds' prospectuses and SAI. The Acquired Fund's net asset value will be the value of its assets as so determined, less the amount of its liabilities determined as of the close of such trading.

     At, or as soon as practicable after, the Effective Time, the Acquired Fund will distribute, by class, the Acquiring Fund shares it receives in the Reorganization pro rata to its shareholders of record as of the Effective Time, so that each shareholder will receive a number of full and fractional Acquiring Fund shares of the same class that is equal in aggregate value to the shareholder's Acquired Fund shares. The shares will be distributed by opening accounts on the Acquiring Fund's books in the names of the shareholders and by transferring to those accounts the shares previously credited to the Acquired Fund's account on those books. Fractional Acquiring Fund shares will be rounded to the third decimal place. The Acquired Fund will be terminated as soon as practicable after the share distribution.

     Because Acquiring Fund shares will be issued at their NAV in exchange for the net assets of the Acquired Fund, the aggregate value of the Acquiring Fund shares issued to shareholders in the Reorganization will equal the aggregate value of the Acquired Fund shares they surrender. The NAV per share of each class of the Acquiring Fund will be unchanged by the Reorganization. Thus, the Reorganization will not result in dilution of any shareholder's interest.

     In determining any future contingent deferred sales charges applicable to Class B and Class C Acquiring Fund shares issued in the Reorganization and the date on which such Class B Acquiring Fund shares convert to Class A Acquiring Fund shares, the Acquiring Fund will give each holder thereof credit for the period during which the holder held the corresponding Class B or Class C Acquired Fund shares, as the case may be, in exchange for which the Acquiring Fund shares were issued. If Class A Acquiring Fund shares are issued in a Reorganization to shareholders that formerly held Class A Acquired Fund shares with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, then, in determining whether a deferred sales charge is payable on the sale of those Class A Acquiring Fund shares, the Acquiring Fund will give the holder thereof credit for the period during which the holder held those Acquired Fund shares.

     Any transfer taxes payable on the issuance of Acquiring Fund shares in a name other than that of the registered shareholder will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of the Acquired Fund to a public authority will continue to be its responsibility until it is dissolved.

     The Advisor will bear the entire cost of the Reorganization, including professional fees and the cost of soliciting proxies for the Meeting, which principally consists of printing and mailing expenses, and the cost of any supplementary solicitation.

     The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by FASF. FASF may amend the Reorganization Plan in any manner without shareholder approval, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the interests of the Acquired Fund's shareholders. The Board of Directors may terminate the Reorganization Plan if circumstances should develop that, in the good faith opinion of the Board, make proceeding with the Reorganization not in the best interest of the shareholders of either Fund. In addition, FASF's Bylaws and Articles as a mechanical matter require an amendment to FASF's Articles in order for the proposed Reorganization to be effected.

REASONS FOR THE REORGANIZATION

     The Board of Directors considered and unanimously approved the Reorganization at an in-person meeting held on February 18-19, 2009. In approving the Reorganization, the Board, which is composed solely of Independent Directors, determined that the Reorganization is in the best interests of each Fund's shareholders and that the interests of each Fund's shareholders will not be diluted as a result of the Reorganization. In approving the Reorganization, the Board considered a number of factors, including the following:

     - Similarities and differences in the Funds' investment objectives and principal investment strategies: The Board considered that the investment objectives of the Acquired Fund are similar to the investment objective of the Acquiring Fund, but they are not identical. While each Fund seeks current income, the Acquired Fund seeks growth of capital and the Acquiring Fund seeks limited risk to capital. The Board considered that, although the Funds' principal investment strategies are similar, there are some differences. Each Fund is a "fund of funds" that invests primarily in other mutual funds advised by the Advisor. Under normal market conditions, the Acquired Fund will invest at least 80% of its total assets in six specific Underlying Funds. In contrast, the Acquiring Fund is more diversified and may invest in a larger number of Underlying Funds than the Acquired Fund. Each Fund may invest no more than 10% of its total assets in unaffiliated investment companies. However, the Acquired Fund may also invest in income producing equity securities, such as dividend paying common stocks and interests in royalty trusts, provided that the Fund may invest no more than 20% of its total assets, in the aggregate, in such investments and in unaffiliated investment companies.

     - The Funds' relative risks: The Board considered that the Funds are generally subject to some of the same risks, including allocation risk, risks associated with the additional expenses of investing in a fund of funds, derivative instrument risk (if the SEC grants the exemptive relief allowing the Funds to use derivative instruments), certain risks associated with the Underlying Funds, and possible conflicts of interest. The Board noted that, due to its ability to invest in a greater number and larger variety of Underlying Funds, the Acquiring Fund will (depending on the Underlying Funds in which it invests) also be subject to: mid-cap stock risk, small-cap stock risk, infrastructure risk, multi-manager risk, IPO risk, commodity-linked derivatives risk, dollar roll transaction risk, and tax consequences of inflation adjustments. The Board noted that, due to its ability to invest up to 20% of its total assets in individual income producing equity securities, the Acquired Fund is also subject to: equity securities risk, foreign securities risk, and royalty trust risk.

     - The Funds' relative sizes: The Board noted that the Acquiring Fund has significantly more assets under management than the Acquired Fund ($60.1 million versus $14.1 million as of December 31, 2008). The Board also noted that combining the Funds will provide a larger fund that potentially can be more efficiently managed and which may benefit from economies of scale.

     - The Funds' relative investment performance and growth potential: The Board considered that the Acquiring Fund has a stronger performance record than the Acquired Fund over the three-month, one-year, and two-year periods ended December 31, 2008 (the Acquired Fund commenced investment operations on May 31, 2006). The Board also noted the Advisor's assertion that there is probably not much opportunity for growth in the Acquired Fund because of its performance compared to the Acquiring Fund, given that both Funds are in the same Morningstar category.

     - The Funds' relative expenses: The Board considered that the Acquiring Fund's expenses, both before and after expense waivers or reimbursements, were lower than those of the Acquired Fund for each Fund's most recently completed fiscal year. Gross expenses of the Acquiring Fund after the Reorganization are expected to be lower than those of the Acquired Fund prior to the Reorganization. The Board noted that the net expenses of the Acquiring Fund after the Reorganization are expected to be the same as they currently are for the Acquired Fund. The Board also noted that the net expenses are expected to increase slightly for current shareholders of the Acquiring Fund because of the higher Underlying Fund expenses for funds currently held by the Acquired Fund that will be acquired by the Acquiring Fund. Underlying Fund expenses, however, vary as allocations to different Underlying Funds vary over time.

     - The Funds' relative sales charges: The Board considered that the Acquired Fund imposes a maximum 4.25% front-end sales charge on purchases of Class A shares, while the Acquiring Fund imposes a maximum 5.50% front-end sales charge. The Board noted that this difference will only affect current Acquired Fund shareholders if they purchase additional shares of the Acquiring Fund after the

       Reorganization. The Board also noted that Class B and Class C shares of the Funds' have the same sales charges.

     - The portfolio composition of the Funds: The Board noted that, as of December 31, 2008, all securities held by the Acquired Fund were eligible investments for the Acquiring Fund.

     - The tax consequences of the Reorganization: The Board considered that the Reorganization is expected to be tax-free to shareholders of each Fund, which it believes is in their best interests.

     - The unrealized capital losses of each Fund: The Board noted that each Fund has unrealized capital losses.

     - The investment experience, expertise, and results of each Fund's portfolio managers: The Board noted that the Funds have the same portfolio manager. The Board considered the investment experience, expertise, and results of the Funds' portfolio manager and the investment experience and expertise of the Advisor's asset allocation committee, upon whose advice asset allocation decisions for the each Fund are based.

     - The effect of the Reorganization on each Fund's shareholders' rights: The Board noted that Acquired Fund shareholders will receive Acquiring Fund shares of the same class that they hold in the Acquired Fund.

     - Expenses of the Reorganization: The Board noted that the Advisor has agreed to pay the expenses associated with the Reorganization, including the expenses of preparing, filing, printing, and mailing this Prospectus/Proxy Statement and of holding the Meeting, so that no shareholders of either Fund will effectively bear these expenses.

     - The alternatives to the Reorganization: The Board could have decided to continue the Acquired Fund in its present form, but believed this was not in shareholders' best interests given the fact that this could result in higher gross expenses to Acquired Fund shareholders because of limited growth prospects. The Board also noted that liquidating the Acquired Fund was an option, but that liquidation would be a taxable event to shareholders.

     - The potential benefits of the Reorganization to the Advisor and its affiliates: The Board recognized that the Advisor may benefit from the Reorganization. The Advisor will spend less in fee waivers with respect to Acquired Fund assets which are merged into the Acquiring Fund. In addition, to the extent that the Acquiring Fund realizes economies of scale, the Advisor may spend less in connection with fee waivers. The Board also noted, however, that the Advisor is not obligated to make any such waivers (beyond the contractual period) and that, in any event, the proposed Reorganization is expected to provide benefits to shareholders.

     The Board did not assign specific weights to any or all of these factors, but it did consider all of them in determining, in its business judgment, to approve the Reorganization and to recommend the approval by the Acquired Fund's shareholders.

DESCRIPTION OF SECURITIES TO BE ISSUED

     FASF is registered with the SEC as an open-end management investment company. Shares of each series of FASF, including the Acquiring Fund, entitle their holders to one vote per full share and fractional votes for fractional shares held. Each Fund currently has Class A, Class B, Class C, Class R and Class Y shares outstanding. If the Reorganization Plan is approved, each Acquired Fund shareholder will receive Acquiring Fund shares of the same class as their Acquired Fund shares and having a net asset value equal to the total net asset value of their Acquired Fund shares.

FEDERAL INCOME TAX CONSIDERATIONS

     The exchange of the Acquired Fund's assets for shares of the Acquiring Fund and the Acquiring Fund's assumption of the Acquired Fund's liabilities, and the subsequent distribution of those shares, is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). FASF will receive a tax opinion from Dorsey & Whitney LLP substantially to the effect that:

          (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund each will qualify as a party to the Reorganization under
     Section 368(b) of the Code;

          (2) Acquired Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of shares of the Acquiring Fund. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or any net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Effective Time;

          (3) the tax basis of Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will be equal to the tax basis of Acquired Fund shares exchanged therefor;

          (4) the holding period of Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which each Acquired Fund shareholder held Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time;

          (5) the Acquired Fund will recognize no income, gain or loss by reason of the Reorganization;

          (6) the Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization;

          (7) the tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time;

          (8) the holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund; and

          (9) the Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.

     The tax opinion will state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     The Acquiring Fund's utilization after the Reorganization of (1) carryovers of pre-Reorganization capital losses realized by its corresponding Acquired Fund and (2) capital losses it realizes after the Reorganization that are attributable to the Acquired Fund's built-in unrealized capital losses as of the Effective Time will be subject to limitation under the Code. In addition, the ability of certain Acquiring Funds to use a corresponding Acquired Fund's capital loss carryovers within the succeeding five years may be limited to the Acquiring Fund's net asset value at the time of the reorganization multiplied by the long-term tax exempt rate.

     Acquired Fund shareholders should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

     The following table sets forth the capitalization of the Acquired Fund and the Acquiring Fund, and the capitalization of the combined Acquiring Fund on a pro forma basis, as of August 31, 2008, giving effect to the proposed acquisition of assets of the Acquired Fund at its then current net asset value.

               CAPITALIZATION OF ACQUIRED FUND, ACQUIRING FUND AND
                   UNAUDITED PRO FORMA COMBINED ACQUIRING FUND
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                    UNAUDITED
                                                                                    PRO FORMA
                                                ACQUIRED FUND   ACQUIRING FUND   ACQUIRING FUND
                                                -------------   --------------   --------------
NET ASSETS
  Class A.....................................     $10,399          $30,926          $41,325
  Class B.....................................     $ 2,284          $ 4,301          $ 6,585
  Class C.....................................     $ 5,977          $ 3,558          $ 9,535
  Class R.....................................     $    10          $   798          $   808
  Class Y.....................................     $ 3,634          $37,364          $40,998
     Total....................................     $22,304          $76,947          $99,251
SHARES OUTSTANDING
  Class A.....................................       1,137            2,897            3,871
  Class B.....................................         250              405              620
  Class C.....................................         655              335              897
  Class R.....................................           1               75               76
  Class Y.....................................         398            3,498            3,838
NET ASSET VALUE PER SHARE
  Class A.....................................     $  9.14          $ 10.68          $ 10.68
  Class B.....................................     $  9.14          $ 10.61          $ 10.61
  Class C.....................................     $  9.13          $ 10.63          $ 10.63
  Class R.....................................     $  9.13          $ 10.66          $ 10.66
  Class Y.....................................     $  9.14          $ 10.68          $ 10.68

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(EXCERPTED FROM THE FUNDS' ANNUAL REPORTS FOR THE MOST RECENT FISCAL YEAR ENDED)

ACQUIRED FUND

How did the Fund perform for the fiscal year ended August 31, 2008?

     The First American Income Builder Fund, Class Y shares, returned -4.43% for the fiscal year ended August 31, 2008 (Class A shares returned -4.67% without taking the sales charge into account). By comparison, the Fund's benchmark, the Dow Jones Moderately Conservative U.S. Portfolio Index*(), returned -0.29% for the same period.

What were the general economic and market conditions?

     Economic growth turned sharply lower following residual strength in the third quarter of 2007. Gross Domestic Product ("GDP") contracted slightly in the final quarter of 2007 and produced moderate growth in the first half of 2008. The moderate growth reported during the first half of 2008 reflected persistent strength in foreign economic activity, which aided exports, and fiscal stimulus, which provided a substantial boost to disposable income, supporting real personal consumption expenditures. Despite moderate gains in GDP during the first half of 2008, payroll employment has steadily declined and the unemployment rate has risen sharply during this period. The weakness in labor markets and broader economic activity, along with ongoing disruptions within the credit and financial markets, prompted the Federal Reserve (Fed) to continue easing monetary policy into early 2008, bringing the funds rate down to 2% despite inflationary pressures (primarily concentrated in energy and other commodity markets) that have since abated. Earnings estimates for the S&P 500 have been reduced dramatically over this period as a result of financial sector losses and weakening in broader economic activity.

What was the overall investment strategy?

     The Fund is a diversified fund-of-funds, combining stock and bond funds in an attempt to generate income and capture market growth. The Fund may invest in six underlying First American funds: First American Equity Income Fund, First American Large Cap Value Fund, First American Quantitative Large Cap Value Fund, First American Real Estate Securities Fund, First American High Income Bond Fund, and First American U.S. Government Mortgage Fund. At any point in time, however, the percentage of the Fund's assets allocated to a particular underlying fund may range from 0% to 40%. The Fund may also invest in income-producing equity securities, such as dividend-paying common stocks, and in securities of unaffiliated investment companies.

What were the portfolio allocations over the fiscal year?

     The Fund had the majority of its assets allocated to fixed-income funds throughout the past fiscal year. Total fixed-income allocations remained at approximately 63% of assets throughout the fiscal year. In the last half of the year we decreased our allocation to the First American High Income Bond Fund somewhat, from about 35% of assets to approximately 33.5%. The other fixed-income holding, First American U.S. Government Mortgage Fund, accounted for approximately 28% of the Fund throughout the year.

     The equity portfolio was made up of large-cap value equities (approximately one quarter of the fund) and a smaller position, about one-eighth of the fund on average, in real estate securities via our position in the First American Real Estate Securities Fund. Our large-cap value investment was primarily in the First American Large Cap Value Fund, but we continued to hold throughout the year a small supplemental portfolio of individual yield-oriented large-cap stocks and exchange-traded funds, including a very small position in foreign stocks via iShares MSCI EAFE Index Fund, an exchange-traded fund.


----------
()      * Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

  TOP TEN HOLDINGS AS OF AUGUST 31, 2008(1) (% OF NET ASSETS)

First American High Income Bond Fund, Class Y.....................  33.3%
First American U.S. Government Mortgage Fund, Class Y.............  27.6
First American Large Cap Value Fund, Class Y......................  21.0
First American Real Estate Securities Fund, Class Y...............  12.7
iShares Dow Jones Select Dividend Index...........................   0.8
First American Prime Obligations Fund, Class Z....................   0.8
iShares MSCI EAFE Index Fund......................................   0.6
Exxon Mobil.......................................................   0.3
Pfizer............................................................   0.2
Progress Energy...................................................   0.2


  PORTFOLIO ALLOCATION AS OF AUGUST 31, 2008(1) (% OF NET ASSETS)

Fixed Income Funds...............................................   60.9%
Equity Funds.....................................................   33.7
Exchange-Traded Funds............................................    1.6
Utilities........................................................    0.7
Financials.......................................................    0.5
Energy...........................................................    0.4
Materials........................................................    0.4
Telecommunication Services.......................................    0.3
Healthcare.......................................................    0.2
Consumer Discretionary...........................................    0.1
Industrials......................................................    0.1
Short-Term Investment............................................    0.8
Other Assets and Liabilities, Net(2).............................    0.3
                                                                   -----
                                                                   100.0%
                                                                   =====



--------

 (1) Fund holdings and portfolio allocations are subject to change at any time and are not recommendations to buy or sell any security.

 (2) Investments in securities typically comprise substantially all of the Fund's net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as Fund expenses incurred but not yet paid.

  ANNUAL PERFORMANCE AS OF AUGUST 31, 2008(1, 2)

                                                                   SINCE INCEPTION
                                            INCEPTION    ONE      (CLASS A, CLASS B,    SINCE INCEPTION
                                               DATE      YEAR   CLASS C, AND CLASS Y)      (CLASS R)
                                            ---------   -----   ---------------------   ---------------
AVERAGE ANNUAL RETURN WITH SALES CHARGE
  (POP)
Class A...................................    5/31/06   (8.70)%          0.35%                  --
Class B...................................    5/31/06   (9.84)%          1.53%                  --
Class C...................................    5/31/06   (6.28)%          1.53%                  --
AVERAGE ANNUAL RETURN WITHOUT SALES CHARGE
  (NAV)
Class A...................................    5/31/06   (4.67)%          2.29%                  --
Class B...................................    5/31/06   (5.36)%          1.53%                  --
Class C...................................    5/31/06   (5.39)%          1.53%                  --
Class R...................................   12/20/06   (4.90)%            --                (2.82)%
Class Y...................................    5/31/06   (4.43)%          2.49%                  --
Dow Jones Moderately Conservative U.S.
  Portfolio Index(3)......................              (0.29)%          4.34%                2.10%


     THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING (800) 677-3863.




 VALUE OF $10,000 INVESTMENT(1,2,4)  AS OF AUGUST 31, 2008



                              CLASS A
 ------------------------------------------
  Income Builder
   Fund, Class A
   (NAV)                      $10,522
 ------------------------------------------
  Income Builder
   Fund, Class A
   (POP)                      $10,079
 ------------------------------------------
  Dow Jones
   Moderately
   Conservative U.S.
   Portfolio Index(3)         $11,005
 ------------------------------------------




 This chart illustrates the total value of an assumed $10,000 investment in the fund's Class A shares (from 5/31/2006 to 8/31/2008) as compared to the fund's primary benchmark index.



     CLASS A

(CLASS A LINE GRAPH)



(1) Total Returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     As of the most recent prospectus, the Fund's total annual operating expense ratio (including acquired fund fees and expenses, which the Fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 2.79%, 3.54%, 3.54%, 3.04% and 2.54%, respectively. The Advisor has contractually agreed to waive fees and reimburse other Fund expenses through at least December 31, 2009 so that total annual fund operating expenses (after all waivers and excluding acquired fund fees and expenses) for Class A, Class B,

     Class C, Class R, and Class Y shares do not exceed 0.35%, 1.10%, 1.10%, 0.60% and 0.10%, respectively. These fee waivers and expense reimbursements may be terminated at any time after December 31, 2009, at the discretion of the Advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the Fund's Board of Directors.

 (2) Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Investment performance reflects fee waivers that are or were in effect. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

 (3) An index that is a composite of subindices representing the U.S. stock, bond, and cash asset classes. The stock asset class is represented by the following subindices: DJ U.S. Large Cap Growth Index, DJ U.S. Large Cap Value Index, DJ U.S. Mid Cap Growth Index, DJ U.S. Mid Cap Value Index, DJ U.S. Small Cap Growth Index, and DJ Small Cap Value Index. The bond asset class is represented by the following subindices: Lehman U.S. Government Bond Index, Lehman Corporate Bond Index, and Lehman U.S. Mortgage Backed Index. The cash asset class is represented by the Lehman 1-3 Month T-bill Index. The index is rebalanced monthly by Dow Jones & Company, Inc.

 (4) Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

ACQUIRING FUND

How did the Fund perform for the fiscal year ended August 31, 2008?

     The First American Strategy Income Allocation Fund, Class Y shares, returned -1.02% for the fiscal year ended August 31, 2008 (Class A shares returned -1.27% without taking the sales charge into account). By comparison, the Fund's benchmark, the Dow Jones Conservative U.S. Portfolio Index*(), returned 2.51% for the same period.

What were the general economic and market conditions?

     Economic growth turned sharply lower following residual strength in the third quarter of 2007. Gross Domestic Product ("GDP") contracted slightly in the final quarter of 2007 and produced moderate growth in the first half of 2008. The moderate growth reported during the first half of 2008 reflected persistent strength in foreign economic activity, which aided exports, and fiscal stimulus, which provided a substantial boost to disposable income, supporting real personal consumption expenditures. Despite moderate gains in GDP during the first half of 2008, payroll employment has steadily declined and the unemployment rate has risen sharply during this period. The weakness in labor markets and broader economic activity, along with ongoing disruptions within the credit and financial markets, prompted the Federal Reserve (Fed) to continue easing monetary policy into early 2008, bringing the funds rate down to 2% despite inflationary pressures (primarily concentrated in energy and other commodity markets) that have since abated. Earnings estimates for the S&P 500 have been reduced dramatically over this period as a result of financial sector losses and weakening in broader economic activity.

What was the overall investment strategy?

     The Fund's investment in other First American funds is based on a carefully thought out asset allocation model developed by the portfolio management team. The investments reflect the Fund's objective to provide a high level of current income consistent with limited risk to capital. Pursuant to this objective, the Fund has a target allocation of approximately 70% fixed-income funds and 30% equity funds. The underlying funds that were held were broadly diversified across a range of fixed-income styles, as well as domestic equity styles.


----------
()      * Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

What were the portfolio allocations over the fiscal year?

     For most of the fiscal year, when equity markets were declining, we shifted fixed-income holdings even higher than our normal allocation of approximately 70%. The Fund's two largest holdings, the First American Total Return Bond Fund and the First American Core Bond Fund, together accounted for two-thirds of the Fund's assets on average over the course of the fiscal year. We also maintained a position in the First American Inflation Protected Securities Fund throughout the year.

     The Fund's equity portfolio was somewhat underweighted during the year, relative to normal practice. It was composed mainly of domestic equity funds with a smaller allocation to funds specializing in foreign equities, with increasing reliance on domestic equities as the fiscal year progressed. Domestic equity funds made up nearly 22% of the Fund's total assets on average this fiscal year, while foreign stock funds accounted for about 6.5% on average. Toward the end of the year we added the First American Global Infrastructure Fund to the equity portfolio in an attempt to diversify our international holdings in a defensive manner.

     Our allocation to First American Prime Obligations Fund remained at a normal 1% throughout the year.

     The Fund held a very small position, approximately 1% of its assets, in commodities for part of the fiscal year. The investment vehicle was iShares GSCI Commodities-Indexed Trust, an exchange-traded fund.

  ALLOCATION BY UNDERLYING FUND AS OF AUGUST 31, 2008(1) (% OF NET ASSETS)

First American Total Return Bond Fund, Class Y....................  38.6%
First American Core Bond Fund, Class Y............................  24.6
First American Quantitative Large Cap Core Fund, Class Y..........   6.6
First American Large Cap Select Fund, Class Y.....................   5.6
First American International Select Fund, Class Y.................   4.0
First American Inflation Protected Securities Fund, Class Y.......   4.0
First American Large Cap Growth Opportunities Fund, Class Y.......   3.5
First American Real Estate Securities Fund, Class Y...............   2.1
First American Equity Income Fund, Class Y........................   2.0
First American Quantitative Large Cap Growth Fund, Class Y........   1.5
First American International Fund, Class Y........................   1.0
First American Quantitative Large Cap Value Fund, Class Y.........   1.0
First American Mid Cap Value Fund, Class Y........................   1.0
First American Large Cap Value Fund, Class Y......................   0.9
First American Global Infrastructure Fund, Class Y................   0.9
iShares S&P GSCI Commodity-Indexed Trust..........................   0.9
First American Mid Cap Growth Opportunities Fund, Class Y.........   0.9
First American Prime Obligations Fund, Class Z....................   0.7
First American Small Cap Select Fund, Class Y.....................   0.1


  PORTFOLIO ALLOCATION AS OF AUGUST 31, 2008(1) (% OF NET ASSETS)

Fixed Income Funds...............................................   67.2%
Equity Funds.....................................................   31.1
Exchange-Traded Fund.............................................    0.9
Short-Term Investment............................................    0.7
Other Assets and Liabilities, Net(2).............................    0.1
                                                                   -----
                                                                   100.0%
                                                                   =====


--------

(1) Fund holdings and portfolio allocations are subject to change at any time and are not recommendations to buy or sell any security.

(2) Investments in securities typically comprise substantially all of the Fund's net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as Fund expenses incurred but not yet paid.

  ANNUAL PERFORMANCE AS OF AUGUST 31, 2008(1, 2)

                                           INCEPTION    ONE     FIVE    TEN      SINCE
                                              DATE      YEAR   YEARS   YEARS   INCEPTION
                                           ---------   -----   -----   -----   ---------
AVERAGE ANNUAL RETURN WITH SALES CHARGE
  (POP)
Class A..................................   9/24/01    (6.68)%  4.28%     --      4.39%
Class B..................................   9/24/01    (6.56)%  4.35%     --      4.45%
Class C..................................   9/24/01    (2.90)%  4.66%     --      4.46%
AVERAGE ANNUAL RETURN WITHOUT SALES
  CHARGE (NAV)
Class A..................................   9/24/01    (1.27)%  5.47%     --      5.24%
Class B..................................   9/24/01    (2.01)%  4.68%     --      4.45%
Class C..................................   9/24/01    (1.99)%  4.66%     --      4.46%
Class R..................................   10/1/96    (1.50)%  5.22%   4.65%       --
Class Y..................................   9/24/01    (1.02)%  5.72%     --      5.50%
Dow Jones Conservative U.S. Portfolio
  Index(3)...............................               2.51%   5.22%   5.91%     5.49%(4)


     THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING (800) 677-3863.



 VALUE OF $10,000 INVESTMENT(1,2,5)  AS OF AUGUST 31, 2008



                              CLASS A
 ------------------------------------------
  Strategy Income
   Allocation Fund,
   Class A (NAV)              $14,252
 ------------------------------------------
  Strategy Income
   Allocation Fund,
   Class A (POP)              $13,473
 ------------------------------------------
  Dow Jones
   Conservative U.S.
   Portfolio Index(3)         $14,480
 ------------------------------------------




 This chart illustrates the total value of an assumed $10,000 investment in the fund's Class A shares (from 9/24/2001 to 8/31/2008) as compared to the fund's benchmark index.



CLASS A

(CLASS A LINE GRAPH)



 (1) Total Returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     As of the most recent prospectus, the Fund's total annual operating expense ratio (including acquired fund fees and expenses, which the Fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, respectively. The Advisor has contractually agreed to waive fees and reimburse other Fund expenses through at least December 31, 2009 so that total annual fund operating expenses (after all waivers and excluding acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 0.40%, 1.15%, 1.15%, 0.65% and 0.15%, respectively. These fee waivers and expense reimbursements may be terminated at any time after December 31, 2009 at the discretion of the Advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the Fund's Board of Directors.

 (2) Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Investment in the index is not available.

 (3) A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 20% of the risk of the U.S. equities market.

 (4) The performance since inception of the index is calculated from the month end following the inception of the class.

 (5) Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables set forth below are intended to help you understand each Fund's financial performance for the past five years. Some of this information reflects financial results for a single Fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the Fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.

     The information below has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual reports, which are available upon request.

ACQUIRED FUND

                                                     FISCAL YEAR ENDED
                                                         AUGUST 31,          FISCAL PERIOD
                                                     -----------------           ENDED
CLASS A SHARES                                       2008(1)   2007(1)   AUGUST 31, 2006(1,2)
--------------                                       -------   -------   --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $ 10.20   $ 10.25          $10.00
                                                     -------   -------          ------
Investment Operations:
 Net Investment Income                                  0.57      0.53            0.11
 Realized and Unrealized Gains (Losses) on
  Investments                                          (1.02)     0.12            0.27
                                                     -------   -------          ------
 Total From Investment Operations                      (0.45)     0.65            0.38
                                                     -------   -------          ------
Less Distributions:
 Dividends (from net investment income)                (0.56)    (0.69)          (0.10)
 Distributions (from net realized gains)               (0.05)    (0.01)             --
 Distributions (from return of capital)                   --        --           (0.03)
                                                     -------   -------          ------
 Total Distributions                                   (0.61)    (0.70)          (0.13)
                                                     -------   -------          ------
Net Asset Value, End of Period                       $  9.14   $ 10.20          $10.25
                                                     =======   =======          ======
Total Return(3)                                        (4.67)%    6.34%           3.80%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $10,399   $12,438          $3,264
Ratio of Expenses to Average Net Assets(4)              0.35%     0.35%           0.35%
Ratio of Net Investment Income to Average Net
 Assets                                                 5.83%     5.08%           4.07%
Ratio of Expenses to Average Net Assets (excluding
 waivers)(4)                                            1.59%     2.02%           5.53%
Ratio of Net Investment Income to Average Net
 Assets
 (excluding waivers)                                    4.59%     3.41%          (1.11)%
Portfolio Turnover Rate                                   23%       36%             32%



--------

(1) Per share data calculated using average shares outstanding method.

(2) Commenced operations on May 31, 2006. All ratios for the period ended August 31, 2006 have been annualized, except total return and portfolio turnover.

(3) Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4) Expense ratios do not include expenses of the underlying funds.

                                                      FISCAL YEAR ENDED
                                                          AUGUST 31,          FISCAL PERIOD
                                                      -----------------           ENDED
CLASS B SHARES                                        2008(1)   2007(1)   AUGUST 31, 2006(1,2)
--------------                                        -------   -------   --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                   $10.20    $10.23          $10.00
                                                       ------    ------          ------
Investment Operations:
 Net Investment Income                                   0.48      0.44            0.08
 Realized and Unrealized Gains (Losses) on
  Investments                                           (1.00)     0.14            0.26
                                                       ------    ------          ------
 Total From Investment Operations                       (0.52)     0.58            0.34
                                                       ------    ------          ------
Less Distributions:
 Dividends (from net investment income)                 (0.49)    (0.60)          (0.09)
 Distributions (from net realized gains)                (0.05)    (0.01)             --
 Distributions (from return of capital)                    --        --           (0.02)
                                                       ------    ------          ------
 Total Distributions                                    (0.54)    (0.61)          (0.11)
                                                       ------    ------          ------
Net Asset Value, End of Period                         $ 9.14    $10.20          $10.23
                                                       ======    ======          ======
Total Return(3)                                         (5.36)%    5.69%           3.45%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                        $2,284    $1,340          $  351
Ratio of Expenses to Average Net Assets(4)               1.10%     1.10%           1.10%
Ratio of Net Investment Income to Average Net Assets     4.94%     4.23%           3.11%
Ratio of Expenses to Average Net Assets (excluding
 waivers)(4)                                             2.34%     2.77%           6.28%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                     3.70%     2.56%          (2.07)%
Portfolio Turnover Rate                                    23%       36%             32%


CLASS C SHARES
--------------
PER SHARE DATA
Net Asset Value, Beginning of Period                   $10.19    $10.23          $10.00
                                                       ------    ------          ------
Investment Operations:
 Net Investment Income                                   0.50      0.46            0.11
 Realized and Unrealized Gains (Losses) on
  Investments                                           (1.03)     0.12            0.24
                                                       ------    ------          ------
 Total From Investment Operations                       (0.53)     0.58            0.35
                                                       ------    ------          ------
Less Distributions:
 Dividends (from net investment income)                 (0.48)    (0.61)          (0.09)
 Distributions (from net realized gains)                (0.05)    (0.01)             --
 Distributions (from return of capital)                    --        --           (0.03)
                                                       ------    ------          ------
 Total Distributions                                    (0.53)    (0.62)          (0.12)
                                                       ------    ------          ------
Net Asset Value, End of Period                         $ 9.13    $10.19          $10.23
                                                       ======    ======          ======
Total Return(3)                                         (5.39)%    5.69%           3.48%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                        $5,977    $7,111          $  858
Ratio of Expenses to Average Net Assets(4)               1.10%     1.10%           1.10%
Ratio of Net Investment Income to Average Net Assets     5.12%     4.34%           4.39%
Ratio of Expenses to Average Net Assets (excluding
 waivers)(4)                                             2.34%     2.77%           6.28%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                     3.88%     2.67%          (0.79)%
Portfolio Turnover Rate                                    23%       36%             32%



--------

(1) Per share data calculated using average shares outstanding method.

(2) Commenced operations on May 31, 2006. All ratios for the period ended August 31, 2006 have been annualized, except total return and portfolio turnover.

(3) Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4) Expense ratios do not include expenses of the underlying funds.

                                                            FISCAL YEAR          FISCAL PERIOD
                                                               ENDED                 ENDED
CLASS R SHARES                                          AUGUST 31, 2008(1)   AUGUST 31, 2007(1,2)
--------------                                          ------------------   --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                          $10.20                $10.74
                                                              ------                ------
Investment Operations:
 Net Investment Income                                          0.54                  0.29
 Realized and Unrealized Gains (Losses) on
  Investments                                                  (1.02)                (0.27)
                                                              ------                ------
 Total From Investment Operations                              (0.48)                 0.02
                                                              ------                ------
Less Distributions:
 Dividends (from net investment income)                        (0.53)                (0.55)
 Distributions (from net realized gains)                       (0.05)                (0.01)
                                                              ------                ------
 Total Distributions                                           (0.58)                (0.56)
                                                              ------                ------
Net Asset Value, End of Period                                $ 9.14                $10.20
                                                              ======                ======
Total Return(3)                                                (4.90)%                0.18%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                               $   10                $   10
Ratio of Expenses to Average Net Assets(4)                      0.60%                 0.60%
Ratio of Net Investment Income to Average Net Assets            5.51%                 3.92%
Ratio of Expenses to Average Net Assets (excluding
 waivers)(4)                                                    1.84%                 2.27%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                            4.27%                 2.25%
Portfolio Turnover Rate                                           23%                   36%



--------

(1) Per share data calculated using average shares outstanding method.

(2) Commenced operations on December 20, 2006. All ratios for the period ended August 31, 2007 have been annualized, except total return and portfolio turnover.

(3) Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4) Expense ratios do not include expenses of the underlying funds.

                                                      FISCAL YEAR ENDED
                                                          AUGUST 31,          FISCAL PERIOD
                                                      -----------------           ENDED
CLASS Y SHARES                                        2008(1)   2007(1)   AUGUST 31, 2006(1,2)
--------------                                        -------   -------   --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                   $10.19    $10.24          $10.00
                                                       ------    ------          ------
Investment Operations:
 Net Investment Income                                   0.58      0.52            0.10
 Realized and Unrealized Gains (Losses) on
  Investments                                           (1.01)     0.16            0.27
                                                       ------    ------          ------
 Total From Investment Operations                       (0.43)     0.68            0.37
                                                       ------    ------          ------
Less Distributions:
 Dividends (from net investment income)                 (0.58)    (0.72)          (0.10)
 Distributions (from net realized gains)                (0.05)    (0.01)             --
 Distributions (from return of capital)                    --        --           (0.03)
                                                       ------    ------          ------
 Total Distributions                                    (0.63)    (0.73)          (0.13)
                                                       ------    ------          ------
Net Asset Value, End of Period                         $ 9.13    $10.19          $10.24
                                                       ======    ======          ======
Total Return(3)                                         (4.43)%    6.64%           3.72%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                        $3,634    $2,668          $3,117
Ratio of Expenses to Average Net Assets(4)               0.10%     0.10%           0.10%
Ratio of Net Investment Income to Average Net Assets     5.95%     5.01%           4.04%
Ratio of Expenses to Average Net Assets (excluding
 waivers)(4)                                             1.34%     1.77%           5.28%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                     4.71%     3.34%          (1.14)%
Portfolio Turnover Rate                                    23%       36%             32%



--------

(1) Per share data calculated using average shares outstanding method.

(2) Commenced operations on May 31, 2006. All ratios for the period ended August 31, 2006 have been annualized, except total return and portfolio turnover.

(3) Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4) Expense ratios do not include expenses of the underlying funds.

ACQUIRING FUND

                                                                                     FISCAL YEAR
                                      FISCAL YEAR ENDED AUGUST    FISCAL PERIOD         ENDED
                                                31,                   ENDED         SEPTEMBER 30,
                                    ---------------------------     AUGUST 31,    -----------------
CLASS A SHARES                      2008(1)   2007(1)   2006(1)     2005(1,2)     2004(1)   2003(1)
--------------                      -------   -------   -------   -------------   -------   -------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                             $ 11.73   $ 11.40   $ 11.25      $ 10.67      $ 10.29   $  9.47
                                    -------   -------   -------      -------      -------   -------

Investment Operations:
 Net Investment Income                 0.48      0.37      0.40         0.28         0.31      0.33
 Realized and Unrealized Gains
  (Losses) on Investments             (0.60)     0.51      0.14         0.53         0.38      0.82
                                    -------   -------   -------      -------      -------   -------
 Total From Investment Operations     (0.12)     0.88      0.54         0.81         0.69      1.15
                                    -------   -------   -------      -------      -------   -------

Less Distributions:
 Dividends (from net investment
  income)                             (0.57)    (0.34)    (0.39)       (0.23)       (0.31)    (0.33)
 Distributions (from net realized
  gains)                              (0.36)    (0.21)       --           --           --        --
                                    -------   -------   -------      -------      -------   -------
 Total Distributions                  (0.93)    (0.55)    (0.39)       (0.23)       (0.31)    (0.33)
                                    -------   -------   -------      -------      -------   -------
Net Asset Value, End of Period      $ 10.68   $ 11.73   $ 11.40      $ 11.25      $ 10.67   $ 10.29
                                    =======   =======   =======      =======      =======   =======
Total Return(3)                       (1.27)%    7.89%     4.97%        7.65%        6.75%    12.31%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)     $30,926   $30,580   $30,250      $31,158      $28,997   $32,254
Ratio of Expenses to Average Net
 Assets(4)                             0.40%     0.40%     0.40%        0.40%        0.40%     0.40%
Ratio of Net Investment Income
 (Loss) to Average Net Assets          4.22%     3.20%     3.56%        2.81%        2.92%     3.31%
Ratio of Expenses to Average Net
 Assets (excluding waivers)(4)         0.73%     0.77%     1.00%        0.95%        0.91%     0.94%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (excluding waivers)                   3.89%     2.83%     2.96%        2.26%        2.41%     2.77%
Portfolio Turnover Rate                  20%       71%       23%          33%          17%       20%


CLASS B SHARES
--------------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                             $ 11.66   $ 11.34   $ 11.20      $ 10.63      $ 10.26   $  9.45
                                    -------   -------   -------      -------      -------   -------

Investment Operations:
 Net Investment Income                 0.40      0.28      0.31         0.21         0.24      0.26
 Realized and Unrealized Gains
 (Losses) on Investments              (0.61)     0.51      0.14         0.53         0.37      0.81
                                    -------   -------   -------      -------      -------   -------
 Total From Investment Operations     (0.21)     0.79      0.45         0.74         0.61      1.07
                                    -------   -------   -------      -------      -------   -------

Less Distributions:
 Dividends (from net investment
 income)                              (0.48)    (0.26)    (0.31)       (0.17)       (0.24)    (0.26)
 Distributions (from net realized
 gains)                               (0.36)    (0.21)       --           --           --        --
                                    -------   -------   -------      -------      -------   -------
 Total Distributions                  (0.84)    (0.47)    (0.31)       (0.17)       (0.24)    (0.26)
                                    -------   -------   -------      -------      -------   -------
Net Asset Value, End of Period      $ 10.61   $ 11.66   $ 11.34      $ 11.20      $ 10.63   $ 10.26
                                    =======   =======   =======      =======      =======   =======
Total Return(3)                       (2.01)%    7.07%     4.14%        6.99%        5.94%    11.46%

                                                                                     FISCAL YEAR
                                      FISCAL YEAR ENDED AUGUST    FISCAL PERIOD         ENDED
                                                31,                   ENDED         SEPTEMBER 30,
                                    ---------------------------     AUGUST 31,    -----------------
CLASS B SHARES                      2008(1)   2007(1)   2006(1)     2005(1,2)     2004(1)   2003(1)
--------------                      -------   -------   -------   -------------   -------   -------

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)     $ 4,301   $ 4,131   $ 3,624      $ 2,910      $ 2,545   $   857
Ratio of Expenses to Average Net
 Assets(4)                             1.15%     1.15%     1.15%        1.15%        1.15%     1.15%
Ratio of Net Investment Income to
 Average Net Assets                    3.49%     2.44%     2.80%        2.04%        2.23%     2.50%
Ratio of Expenses to Average Net
 Assets (excluding waivers)(4)         1.48%     1.52%     1.75%        1.70%        1.66%     1.68%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                              3.16%     2.07%     2.20%        1.49%        1.72%     1.97%
Portfolio Turnover Rate                  20%       71%       23%          33%          17%       20%



--------

(1) Per share data calculated using average shares outstanding method.

(2) For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3) Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4) Expense ratios do not include expenses of the underlying funds.

                                                                                        FISCAL YEAR
                                         FISCAL YEAR ENDED AUGUST    FISCAL PERIOD    ENDED SEPTEMBER
                                                   31,                   ENDED              30,
                                       ---------------------------     AUGUST 31,    -----------------
CLASS C SHARES                         2008(1)   2007(1)   2006(1)     2005(1,2)     2004(1)   2003(1)
--------------                         -------   -------   -------   -------------   -------   -------
PER SHARE DATA
Net Asset Value, Beginning of Period    $11.68    $11.36    $11.22       $10.66       $10.28    $ 9.46
                                        ------    ------    ------       ------       ------    ------

Investment Operations:
 Net Investment Income                    0.39      0.28      0.31         0.21         0.23      0.26
 Realized and Unrealized Gains
  (Losses) on Investments                (0.59)     0.51      0.15         0.52         0.38      0.82
                                        ------    ------    ------       ------       ------    ------
 Total From Investment Operations        (0.20)     0.79      0.46         0.73         0.61      1.08
                                        ------    ------    ------       ------       ------    ------

Less Distributions:
 Dividends (from net investment
  income)                                (0.49)    (0.26)    (0.32)       (0.17)       (0.23)    (0.26)
 Distributions (from net realized
  gains)                                 (0.36)    (0.21)       --           --           --        --
                                        ------    ------    ------       ------       ------    ------
 Total Distributions                     (0.85)    (0.47)    (0.32)       (0.17)       (0.23)    (0.26)
                                        ------    ------    ------       ------       ------    ------
Net Asset Value, End of Period          $10.63    $11.68    $11.36       $11.22       $10.66    $10.28
                                        ======    ======    ======       ======       ======    ======
Total Return(3)                          (1.99)%    7.05%     4.17%        6.86%        5.95%    11.55%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)         $3,558    $2,914    $2,175       $1,445       $1,388    $1,558
Ratio of Expenses to Average Net
 Assets(4)                                1.15%     1.15%     1.15%        1.15%        1.15%     1.15%
Ratio of Net Investment Income to
 Average Net Assets                       3.48%     2.43%     2.74%        2.04%        2.14%     2.51%
Ratio of Expenses to Average Net
 Assets (excluding waivers)(4)            1.48%     1.52%     1.75%        1.70%        1.66%     1.68%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                 3.15%     2.06%     2.14%        1.49%        1.63%     1.98%
Portfolio Turnover Rate                     20%       71%       23%          33%          17%       20%


CLASS R SHARES(5)
-----------------
PER SHARE DATA
Net Asset Value, Beginning of Period    $11.71    $11.39    $11.25       $10.69       $10.29    $ 9.47
                                        ------    ------    ------       ------       ------    ------

Investment Operations:
 Net Investment Income                    0.46      0.34      0.29         0.26         0.31      0.33
 Realized and Unrealized Gains
  (Losses) on Investments                (0.61)     0.51      0.22         0.52         0.37      0.82
                                        ------    ------    ------       ------       ------    ------
 Total From Investment Operations        (0.15)     0.85      0.51         0.78         0.68      1.15
                                        ------    ------    ------       ------       ------    ------

Less Distributions:
 Dividends (from net investment
  income)                                (0.54)    (0.32)    (0.37)       (0.22)       (0.28)    (0.33)
 Distributions (from net realized
  gains)                                 (0.36)    (0.21)       --           --           --        --
                                        ------    ------    ------       ------       ------    ------
 Total Distributions                     (0.90)    (0.53)    (0.37)       (0.22)       (0.28)    (0.33)
                                        ------    ------    ------       ------       ------    ------
Net Asset Value, End of Period          $10.66    $11.71    $11.39       $11.25       $10.69    $10.29
                                        ======    ======    ======       ======       ======    ======
Total Return(3)                          (1.50)%    7.63%     4.67%        7.35%        6.64%    12.31%

                                                                                        FISCAL YEAR
                                         FISCAL YEAR ENDED AUGUST    FISCAL PERIOD    ENDED SEPTEMBER
                                                   31,                   ENDED              30,
                                       ---------------------------     AUGUST 31,    -----------------
CLASS R SHARES(5)                      2008(1)   2007(1)   2006(1)     2005(1,2)     2004(1)   2003(1)
-----------------                      -------   -------   -------   -------------   -------   -------

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)         $  798    $  706    $  250       $    9       $    1    $1,028
Ratio of Expenses to Average Net
 Assets(4)                                0.65%     0.65%     0.65%        0.65%        0.40%     0.40%
Ratio of Net Investment Income to
 Average Net Assets                       4.02%     2.91%     2.58%        2.60%        2.95%     3.31%
Ratio of Expenses to Average Net
 Assets (excluding waivers)(4)            0.98%     1.02%     1.40%        1.35%        0.91%     0.94%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                 3.69%     2.54%     1.83%        1.90%        2.44%     2.77%
Portfolio Turnover Rate                     20%       71%       23%          33%          17%       20%



--------

(1) Per share data calculated using average shares outstanding method.

(2) For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3) Total return would have been lower had certain expenses not been waived.

(4) Expense ratios do not include expenses of the underlying funds.

(5) Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

                                                                                     FISCAL YEAR
                                      FISCAL YEAR ENDED AUGUST    FISCAL PERIOD         ENDED
                                                31,                   ENDED         SEPTEMBER 30,
                                    ---------------------------     AUGUST 31,    -----------------
CLASS Y SHARES                      2008(1)   2007(1)   2006(1)     2005(1,2)     2004(1)   2003(1)
--------------                      -------   -------   -------   -------------   -------   -------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                             $ 11.73   $ 11.40   $ 11.25      $ 10.67      $ 10.29   $  9.47
                                    -------   -------   -------      -------      -------   -------

Investment Operations:
 Net Investment Income                 0.51      0.39      0.42         0.31         0.34      0.35
 Realized and Unrealized Gains
  (Losses) on Investments             (0.60)     0.52      0.15         0.52         0.38      0.82
                                    -------   -------   -------      -------      -------   -------
Total From Investment Operations      (0.09)     0.91      0.57         0.83         0.72      1.17
                                    -------   -------   -------      -------      -------   -------

Less Distributions:
 Dividends (from net investment
  income)                             (0.60)    (0.37)    (0.42)       (0.25)       (0.34)    (0.35)
 Distributions (from net realized
  gains)                              (0.36)    (0.21)       --           --           --        --
                                    -------   -------   -------      -------      -------   -------
 Total Distributions                  (0.96)    (0.58)    (0.42)       (0.25)       (0.34)    (0.35)
                                    -------   -------   -------      -------      -------   -------
Net Asset Value, End of Period      $ 10.68   $ 11.73   $ 11.40      $ 11.25      $ 10.67   $ 10.29
                                    =======   =======   =======      =======      =======   =======
Total Return(3)                       (1.02)%    8.17%     5.23%        7.85%        7.02%    12.58%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)     $37,364   $38,470   $61,008      $55,293      $49,192   $23,678
Ratio of Expenses to Average Net
 Assets(4)                             0.15%     0.15%     0.15%        0.15%        0.15%     0.15%
Ratio of Net Investment Income to
 Average Net Assets                    4.49%     3.37%     3.79%        3.06%        3.17%     3.60%
Ratio of Expenses to Average Net
 Assets (excluding waivers)(4)         0.48%     0.52%     0.75%        0.70%        0.66%     0.69%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                              4.16%     3.00%     3.19%        2.51%        2.66%     3.06%
Portfolio Turnover Rate                  20%       71%       23%          33%          17%       20%



--------

(1) Per share data calculated using average shares outstanding method.

(2) For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3) Total return would have been lower had certain expenses not been waived.

(4) Expense ratios do not include expenses of the underlying funds.

                               VOTING INFORMATION

GENERAL INFORMATION

     This Prospectus/Proxy Statement is being sent to shareholders of the Acquired Fund in connection with a solicitation of proxies by the Board of Directors, to be used at the Meeting. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about April 7, 2009.

     The Board of Directors has fixed the close of business on March 27, 2009, as the record date (the "Record Date") for determining the shareholders of the Acquired Fund entitled to receive notice of the Meeting and to submit proxies, and for determining the number of shares for which proxies may be submitted, with respect to the Meeting or any adjournment thereof.

VOTING RIGHTS AND REQUIRED VOTE

     Approval of the Reorganization will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund, with all classes of the Acquired Fund voting together and not by class. Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares affirmatively voted FOR the Reorganization. Accordingly, an abstention will have the effect of a negative vote. Approval of the Reorganization Plan will be considered approval of the amendment to the Articles of Incorporation of FASF (which amendment appears as Exhibit 1 to the Reorganization Plan which is included as Appendix A to this Prospectus/Proxy Statement) required to effect the Reorganization.

     If a proxy that is properly executed and returned represents a broker "non-vote" (broker non-votes are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to the proposal because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee holding the shares does not have discretionary voting power), the shares represented thereby will only be considered present for purposes of determining the existence of a quorum for the transaction of business and will not be included in determining the number of votes cast FOR the Reorganization. Accordingly, broker non-votes will have the effect of negative votes.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your shares will be voted FOR the Reorganization. You may also be able to vote using an alternative method, as described on the proxy card.

     You may revoke any proxy by giving another proxy or by letter or telegram revoking the initial proxy. In addition, you can revoke a prior proxy by simply voting again using the proxy card, by a toll-free call to the appropriate number on the proxy card, or through the internet site listed on the proxy card. To be effective, your revocation must be received prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     Proxy solicitations will be made primarily by mail but may also be made by telephone, through the internet or by personal solicitations conducted by officers and employees of the Advisor, its affiliates or other representatives of the Acquired Fund (who will not be paid for their soliciting activities). The Advisor may also arrange for an outside firm, the Altman Group, to solicit shareholder votes by telephone on behalf of the Acquired Fund. This procedure is expected to cost approximately $1,550. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by the Advisor. Neither the Acquired Fund nor the Acquiring Fund will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

     If shareholders of the Acquired Fund do not vote to approve the Reorganization, the Board of Directors will consider other possible courses of action in the best interests of shareholders. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the shareholders may propose one or more adjournments of the Meeting to permit further proxy solicitation. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder of the Acquired Fund who objects to the Reorganization will not be entitled under either Minnesota law or the Articles of Incorporation of FASF to demand payment for, or an appraisal of, his or her shares.

     FASF does not hold annual shareholder meetings. Shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of FASF at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by FASF in a reasonable period of time prior to that meeting.

     The votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the proposed Reorganization.

OUTSTANDING SHARES

     The shareholders of the Acquired Fund as of the Record Date will be entitled to be present at the Meeting and vote their Acquired Fund shares owned as of the Record Date.

     The following table identifies the number of shares of each class of the Acquired Fund and the Acquiring Fund that were outstanding as of the close of business on the Record Date:

                                                          ACQUIRED FUND   ACQUIRING FUND
                                                          -------------   --------------
Class A.................................................   892,913.877     2,654,158.415
Class B.................................................   231,954.833       372,906.222
Class C.................................................   595,796.485       418,206.131
Class R.................................................     5,866.703        84,784.982
Class Y.................................................   175,344.369     3,517,078.156


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of the Record Date, the officers and directors of the Funds beneficially owned as a group less than 1% of the outstanding shares of each Fund, and the Funds were aware that the following persons owned of record 5% or more of the outstanding shares of each class of stock of the Funds:

                                                              PERCENT OF OUTSTANDING SHARES
                                       NUMBER OF     -----------------------------------------------
                                      SHARES OWNED   CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y
                                     -------------   -------   -------   -------   -------   -------
ACQUIRED FUND
NFS LLC FEBO                            77,997.020     8.74%
Northern Trust Co
Chicago IL 60675-0001
Charles Schwab & Co Inc                134,447.013                        22.57%
Special Custody Acct FBO Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151

                                                              PERCENT OF OUTSTANDING SHARES
                                       NUMBER OF     -----------------------------------------------
                                      SHARES OWNED   CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y
                                     -------------   -------   -------   -------   -------   -------
Merrill Lynch Pierce Fenner & Smith     49,035.971                         8.23%
Attn Physical Team
4800 Deer Lake Dr E
Jacksonville FL 32246-6484
Pershing LLC                            35,724.687                         6.00%
P O Box 2052
Jersey City NJ 07303-2052
LPL Financial Services                  34,002.912                         5.71%
9785 Towne Centre Dr
San Diego CA 92121-1968
MG Trust Co Cust FBO                     4,747.154                                  80.92%
Watkins Information Technology GP
700 17th St Ste 300
Denver CO 80202-3531
FAF Advisors                             1,119.549                                  19.08%
Attn Lisa Isaacson BC-MN-H05M
800 Nicollet Mall Fl 5
Minneapolis MN 55402-7000
Band & Co                              121,495.275                                            69.29%
C/O US Bank
PO Box 1787
Milwaukee WI 53201-1787
Washington & Co                         48,363.636                                            27.58%
C/O US Bank
PO Box 1787
Milwaukee WI 53201-1787
ACQUIRING FUND
Orchard Trust Co LLC Trustee/C         575,364.796    21.68%
FBO Retirement Plans
8515 E Orchard Rd 2T2
Greenwood Vlg CO 80111-5002
First Clearing LLC                      31,181.236                         7.46%
Richard Cacciapouti IRA
FCC as Custodian
23 Magnolia Ln
North Grafton MA 01536-2035
MG Trust Co Cust FBO                    36,051.587                                  42.52%
PDI World Group LLC 401K
700 17th St Ste 300
Denver CO 80202-3531
MG Trust Co TTEE                         6,711.791                                   7.92%
Hartford Dental Group SC 401K
700 17th St Ste 300
Denver CO 80202-3531
MG Trust Co Agent TTEE                   5,887.176                                   6.94%
Frontier Trust Co
D-A-S Construction Co 401K Plan
PO Box 10699
Fargo ND 58106-0699

                                                              PERCENT OF OUTSTANDING SHARES
                                       NUMBER OF     -----------------------------------------------
                                      SHARES OWNED   CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y
                                     -------------   -------   -------   -------   -------   -------
US Bank Cust                         1,746,603.168                                            49.66%
US Bancorp Cap
U/A 01-01-1984 60 Livingston Ave
Saint Paul MN 55107-2575
Orchard Trust Co LLC Trustee/C         904,923.604                                            25.73%
FBO Retirement Plans
8515 E Orchard Rd 2T2
Greenwood Vlg CO 80111-5002
Band & Co                              436,794.037                                            12.42%
C/O US Bank
PO Box 1787
Milwaukee WI 53201-1787
Capinco                                299,686.874                                             8.52%
C/O US Bank
PO Box 1787
Milwaukee WI 53201-1787


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     Information concerning the Funds in the Funds' current prospectuses and SAI (including any supplements) and information in the Reorganization SAI is incorporated into this Prospectus/Proxy Statement by reference. This means that such information is legally considered to be part of this Prospectus/Proxy Statement. For a free copy of the Acquired Fund's prospectus, the Funds' SAI, the Funds' annual reports, or the Reorganization SAI, please call (800) 677-3863 or write to First American Strategy Funds, Inc., 800 Nicollet Mall, Minneapolis, MN 55402.

     Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at 175 West Jackson Boulevard, Chicago, Illinois 60604 and at 3 World Financial Center, New York, New York 10281. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. Further information on the operations of the public reference facilities may be obtained by calling (800) 732-0330. In addition, the SEC maintains an internet site that contains copies of the information. The address of the site is http://www.sec.gov.

                                  MISCELLANEOUS

LEGAL MATTERS

     Certain legal matters in connection with the issuance of Acquiring Fund shares as part of the Reorganization will be passed on by Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402.

EXPERTS

     The audited financial statements for the Funds, incorporated by reference into the Reorganization SAI, have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their reports appearing in each Fund's annual report for the fiscal year ended August 31, 2008. The financial statements audited by Ernst & Young LLP have been incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

OTHER BUSINESS

     The Board of Directors does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

               NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

     Please advise FASF, in care of FAF Advisors, Inc., Mail Stop BC-MN-H04N, 800 Nicollet Mall, Minneapolis, MN 55402, whether other persons are beneficial owners of Acquired Fund shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

                              BOARD RECOMMENDATION

     REQUIRED VOTE. Approval of the Reorganization Plan with respect to the Acquired Fund requires the affirmative vote of a majority of the Acquired Fund's outstanding voting securities.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION AND TO APPROVE THE REORGANIZATION PLAN.

March 30, 2009

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this            day of           , 2009, by First American Strategy Funds, Inc.,
a Minnesota corporation with its principal place of business at 800 Nicollet Mall, Minneapolis, Minnesota 55402 ("FASF"), on behalf of its Income Builder Fund series (the "Acquired Fund") and its Strategy Conservative Allocation Fund series (the "Acquiring Fund") (such series are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.")

     FASF wishes to effect a reorganization, as described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange solely for voting shares of common stock, par value $0.01 per share, of the Acquiring Fund ("Acquiring Fund Shares") and the Acquiring Fund's assumption of the Acquired Fund's liabilities, followed by the constructive distribution of those shares pro rata to the holders of shares of common stock, par value $0.01 per share, of the Acquired Fund ("Acquired Fund Shares") in exchange therefor, all on the terms and conditions set forth herein. (Such series of transactions is referred to herein as the "Reorganization.") The exchange of Acquiring Fund Shares for Acquired Fund Shares will be effected pursuant to an amendment to FASF's articles of incorporation in the form attached hereto as Exhibit 1 (the "Amendment") to be adopted in accordance with the Minnesota Business Corporation Act.

     WITNESSETH:

          WHEREAS, FASF is a registered, open -- end management investment company that offers its shares of common stock in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities);

          WHEREAS, the Acquiring Fund and the Acquired Fund each offers Class A, Class B, Class C, Class R and Class Y shares;

          WHEREAS, the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

          WHEREAS, the Board of Directors of FASF has determined that the consolidation of the Acquired Fund with and into the Acquiring Fund by means of the exchange of Class A, Class B, Class C, Class R and Class Y Acquiring Fund Shares for all of the issued and outstanding Class A, Class B, Class C, Class R and Class Y Acquired Fund Shares, respectively, on the basis set forth herein is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders and has made the determinations required by Rule 17a-8 under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the Reorganization;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  EXCHANGE OF SHARES; REALLOCATION OF ASSETS AND LIABILITIES

     1.1 Subject to the requisite approval by the Acquired Fund shareholders and to the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund and the Acquiring Fund agree that at the Effective Time (as defined in Section 3.1), (a) each issued and outstanding Class A Acquired Fund Share shall be, without further action, exchanged for that number of Class A Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; (b) each issued and outstanding Class B Acquired Fund Share shall be, without further action, exchanged for that number of Class B Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; (c) each issued and outstanding Class C Acquired Fund Share shall be, without further action, exchanged for that number of Class C Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; (d) each issued and outstanding Class R Acquired Fund Share shall be, without further action, exchanged for that number of Class R Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; and (e) each issued and outstanding Class Y Acquired Fund Share shall be, without further action, exchanged for that number of Class Y Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment.

     1.2 (a) At the Effective Time, the assets belonging to the Acquired Fund, the Special Liabilities associated with such assets, and the General Assets and General Liabilities allocated to the Acquired Fund, shall become, without further action, assets belonging to the Acquiring Fund, Special Liabilities of the Acquiring Fund associated with such assets, and General Assets and General Liabilities allocated to the Acquiring Fund, all in accordance with Article 9(b), (c) and (d) of the Corporation's Articles of Incorporation. For purposes of the foregoing, the terms "assets belonging to," "Special Liabilities," "General Assets" and "General Liabilities" have the meanings assigned to them in
Article 9(b), (c) and (d) of the Corporation's Articles of Incorporation. Such assets belonging to the Acquired Fund to become assets belonging to the Acquiring Fund shall consist of all of the Acquired Fund's property, including, but not limited to, all cash, securities, commodities and futures interests and dividends or interest receivable which are assets belonging to the Acquired Fund as of the Effective Time. All of said assets shall be set forth in detail in an unaudited statement of assets and liabilities of the Acquired Fund as of the Effective Time (the "Effective Time Statement"). The Effective Time Statement shall, with respect to the listing of the Acquired Fund's portfolio securities, detail the adjusted tax basis of such securities by lot, the respective holding periods of such securities and the current and accumulated earnings and profits of the Acquired Fund. The Effective Time Statement shall be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied.

     (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities prior to the Effective Time and to acquire additional securities in the ordinary course of its business.

     1.3 Pursuant to Section 1.2(a), at the Effective Time the liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, investment management and administrative fees, and legal and audit fees) as reflected in the Effective Time Statement shall become liabilities, expenses, costs, charges and reserves of the Acquiring Fund.

     1.4 At the Effective Time and pursuant to the plan of reorganization adopted herein, the Acquiring Fund will issue and, on behalf of the Acquired Fund, distribute to the Acquired Fund's shareholders of record, determined as of the Effective Time (the "Acquired Fund Shareholders"), the Acquiring Fund Shares issued in exchange for the Acquired Fund Shares pursuant to Section 1.1 and
Article 2. Thereafter, no additional shares representing interests in the Acquired Fund shall be issued, and the Acquired Fund shall be deemed to be liquidated. Such distribution shall be accomplished by the issuance of such Acquiring Fund Shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders representing the numbers and classes of Acquiring Fund Shares due each such shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although from and after the Effective Time share certificates representing interests in the Acquired Fund will represent those numbers and classes of Acquiring Fund Shares as determined in accordance with
Article 2. Unless requested by Acquired Fund Shareholders, the Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's Prospectus and Statement of Additional Information (in effect as of the Effective Time), except that no sales charges will be incurred by the Acquired Fund Shareholders in connection with the acquisition by the Acquired Fund Shareholders of Acquiring Fund Shares pursuant to this Agreement.

     1.6 In determining contingent deferred sales charges applicable to Class B and Class C Acquiring Fund Shares issued in the Reorganization and the date on which such Class B Acquiring Fund Shares convert to Class A Acquiring Fund Shares, Acquiring Fund shall give each holder thereof credit for the period during which such holder held the Class B or Class C Acquired Fund Shares, as the case may be, in exchange for which such Acquiring Fund Shares were issued. In the event that Class A shares of the Acquiring Fund are distributed in the Reorganization to former holders of Class A shares of the Acquired Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund it shall give credit for the period during which the holder thereof held such Acquired Fund shares.

     1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.  EXCHANGE RATIOS; VALUATION; ISSUANCE OF ACQUIRING FUND SHARES

     2.1 The net asset value per share of the Acquired Fund Shares and the Acquiring Fund Shares shall be computed as of the Effective Time using the valuation procedures set forth in FASF's articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the 1940 Act.

     2.2 (a) The total number of the Acquiring Fund's Class A shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Class A shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund's Class A shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class A shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class A shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

     (b) The total number of the Acquiring Fund's Class B shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Class B shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund's Class B shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class B shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class B shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

     (c) The total number of the Acquiring Fund's Class C shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Class C shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund's Class C shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class C shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class C shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

     (d) The total number of the Acquiring Fund's Class R shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Class R shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund's Class R shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class R shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class R shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

     (e) The total number of the Acquiring Fund's Class Y shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Class Y shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund's Class Y shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class Y shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class Y shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

     2.3 At the Effective Time, the Acquiring Fund shall issue and, on behalf of the Acquired Fund, distribute to the Acquired Fund Shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund Shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund Shares of the respective classes to be issued by the Acquiring Fund pursuant to
Section 2.2. Accordingly, each Class A Acquired Fund Shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; each Class B Acquired Fund Shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; each Class C Acquired Fund Shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; and each Class Y Acquired Fund Shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time.

3.  EFFECTIVE TIME OF CLOSING

     3.1 The closing of the transactions contemplated by this Agreement (the "Closing") shall occur as of the close of normal trading on the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time) on the first day upon which the conditions to closing shall have been satisfied, or at such time on such later date as provided herein or as the parties otherwise may agree in writing (such time and date being referred to herein as the "Effective Time"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties. The Closing shall be held at the offices of FAF Advisors, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

     3.2 The custodian for the Acquiring Fund (the "Custodian") shall deliver at the Closing a certificate of an authorized officer stating that the Acquired Fund's portfolio securities, cash, and any other assets of the Acquired Fund held by the Custodian will be transferred to the Acquiring Fund at the Effective Time.

     3.3 In the event that the Effective Time would occur on a day on which (a) the Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Effective Time shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

     3.4 The Acquired Fund shall deliver at the Closing its certificate stating that the records maintained by its transfer agent (which shall be made available to the Acquiring Fund) contain the names and addresses of the Acquired Fund Shareholders and the number of outstanding Acquired Fund shares owned by each such shareholder as of the Effective Time. The Acquiring Fund shall certify at the Closing that the Acquiring Fund Shares required to be issued by it pursuant to this Agreement have been issued and delivered as required herein. At the Closing, each party shall deliver to the other such bills of sale, liability assumption agreements, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  REPRESENTATIONS, WARRANTIES AND COVENANTS

     4.1 The Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

          (a) FASF is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota;

          (b) FASF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by FASF under the Securities Act of 1933, as amended (the "1933 Act"), is in full force and effect;

          (c) Shares of the Acquired Fund are registered in all jurisdictions in which they are required to be registered under applicable state securities laws and any other applicable laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, and all fees required to be paid have been paid, and the Acquired Fund is in good standing, is not subject to any stop orders, and is fully qualified to sell its shares in any state in which its shares have been registered;

          (d) The Acquired Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of FASF's articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund's knowledge, threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The statement of assets and liabilities of the Acquired Fund as at August 31, 2008 has been audited by Ernst & Young LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Acquired Fund as at such date, and there are no known material contingent liabilities of the Acquired Fund as at such date not disclosed therein;

          (g) Since August 31, 2008, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquiring Fund. For the purposes of this paragraph (g), a decline in net asset value per share of the Acquired Fund, the discharge or incurrence of Acquired Fund liabilities in the ordinary course of business, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute such a material adverse change;

          (h) All material federal and other tax returns and reports of the Acquired Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently or shall be under audit and no assessment shall have been asserted with respect to such returns;

          (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquired Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its final, partial taxable year;

          (j) All issued and outstanding shares of the Acquired Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Acquired Fund, as provided in
     Section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, and there is not outstanding any security convertible into any of the Acquired Fund shares;

          (k) At the Effective Time, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be allocated to the Acquiring Fund pursuant to Section 1.2, and from and after the Effective Time the Acquiring Fund will have good and marketable title thereto, subject to no restrictions on the transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to the Acquiring Fund in the Effective Time Statement;

          (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of FASF's Board of Directors, and, subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity;

          (m) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

          (n) All information pertaining to the Acquired Fund and its agents and affiliates and included in the Registration Statement referred to in
     Section 5.5 (or supplied by the Acquired Fund, its agents or affiliates for inclusion in said Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading (other than as may timely be remedied by further appropriate disclosure);

          (o) Since August 31, 2008, there have been no material changes by the Acquired Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquiring Fund; and

          (p) The Effective Time Statement will be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied and will present accurately the assets and liabilities of the Acquired Fund as of the Effective Time, and the values of the Acquired Fund's assets and liabilities to be set forth in the Effective Time Statement will be computed as of the Effective Time using the valuation procedures set forth in the Acquired Fund's articles of incorporation and bylaws and then-current Prospectus and Statement of Additional Information and as may be required by the 1940 Act.

     4.2 The Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

          (a) FASF is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota;

          (b) FASF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by FASF under the 1933 Act, is in full force and effect;

          (c) At or before the Effective Time, shares of the Acquiring Fund (including, but not limited to, the Acquiring Fund Shares) will be registered in all jurisdictions in which they will be required to be registered under applicable state securities laws and any other applicable laws (including, but not limited to, all jurisdictions necessary to effect the Reorganization), and said registrations, including any periodic reports or supplemental filings, will be complete and current, and all fees required to be paid will have been paid, and the Acquiring Fund will be in good standing, and will not be subject to any stop orders, and will be fully qualified to sell its shares in any state in which its shares will have been registered;

          (d) The Prospectus and Statement of Additional Information of the Acquiring Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) The Acquiring Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of FASF's articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

          (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund's knowledge, threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (g) The statement of assets and liabilities of the Acquiring Fund as at August 31, 2008 has been audited by Ernst & Young LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquired Fund) presents fairly, in all material respects, the financial position of the Acquiring Fund as at such date, and there are no known material contingent liabilities of the Acquiring Fund as at such date not disclosed therein;

          (h) Since August 31, 2008, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquired Fund. For the purposes of this paragraph (h), a decline in net asset value per share of the Acquiring Fund, the discharge or incurrence of Acquiring Fund liabilities in the ordinary course of business, or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change;

          (i) All material federal and other tax returns and reports of the Acquiring Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently or shall be under audit and no assessment shall have been asserted with respect to such returns;

          (j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company in the current and future years;

          (k) All issued and outstanding shares of the Acquiring Fund are, and at Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable;

          (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, at the Effective Time will have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable;

          (m) The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, and there is not outstanding any security convertible into any of the Acquiring Fund Shares (other than Class B shares which automatically convert to Class A shares after a specified period);

          (n) At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets;

          (o) Since August 31, 2008, there have been no material changes by the Acquiring Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquired Fund;

          (p) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of the Board of Directors of FASF, as issuer of the Acquiring Fund Shares, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity. Consummation of the transactions contemplated by this Agreement does not require the approval of the Acquiring Fund's shareholders;

          (q) The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

          (r) Following the Reorganization, the Acquiring Fund shall determine its net asset value per share in accordance with the valuation procedures set forth in the Acquiring Fund's articles of incorporation, bylaws and Prospectus and Statement of Additional Information (as the same may be amended from time to time) and as may be required by the 1940 Act; and

          (s) The Registration Statement referred to in Section 5.5, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder, and
     (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (other than as may timely be remedied by further appropriate disclosure); provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement concerning the Acquired Fund.

5.  FURTHER COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 Each of the Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed).

     5.2 The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement, the Amendment and the Reorganization and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.4 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary with respect to the Acquired Fund and its agents and affiliates for the preparation of the Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

     5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to conduct its operations after the Effective Time.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by the Acquired Fund, in its sole and absolute discretion):

          6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time; and

          6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions (any of which may be waived by the Acquiring Fund, in its sole and absolute discretion):

          7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

          7.2 The Acquiring Fund shall have received, and certified as to its receipt of, the Effective Time Statement;

          7.3 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

          7.4 At or prior to the Effective Time, the Acquired Fund's investment advisor, or an affiliate thereof, shall have reimbursed or agreed to reimburse the Acquired Fund by the amount, if any, that the expenses incurred by the Acquired Fund (or accrued up to the Effective Time) exceed any applicable contractual expense limitations.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     The following shall constitute further conditions precedent to the consummation of the Reorganization:

          8.1 This Agreement, the Amendment, and the transactions contemplated herein and therein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of FASF's articles of incorporation and bylaws and applicable law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1;

          8.2 The Acquiring Fund's investment advisor shall have paid or agreed to pay the costs incurred by FASF in connection with the Reorganization, including the fees and expenses associated with the preparation and filing of the Registration Statement referred to in Section 5.5 above, and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the shareholders meeting required to approve the transactions contemplated by this Agreement;

          8.3 As of the Effective Time, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

          8.4 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

          8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

          8.6 The parties shall have received the opinion of Dorsey & Whitney LLP addressed to the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on certain representations to be furnished by the Acquired Fund, the Acquiring Fund, and their investment advisor and other service providers, substantially to the effect that:

               (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

               (ii) the Acquired Fund Shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund Shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Effective Time;

               (iii) the tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor;

               (iv) the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time;

               (v) the Acquired Fund will recognize no income, gain or loss by reason of the Reorganization;

               (vi) the Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization;

               (vii) the tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time;

               (viii) the holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund; and

               (ix) the Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time; and

     8.7 The Amendment shall have been filed in accordance with the applicable provisions of Minnesota law.

9.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     9.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

     9.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

10.  TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of FASF's Board of Directors at any time prior to the Effective Time, if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interest of the shareholders of the Acquired Fund or the Acquiring Fund.

11.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

12.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to the Acquiring Fund or the Acquired Fund, 800 Nicollet Mall, Minneapolis, Minnesota 55402, Attention: President (with a copy to Dorsey & Whitney LLP, 50 South Sixth Street, Minneapolis, Minnesota 55402, Attention: James D. Alt).

13.  HEADINGS; COUNTERPARTS; ASSIGNMENT; MISCELLANEOUS

     13.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

     13.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.4 The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Minnesota, without giving effect to the principles of conflict of laws thereof.

[signature page follows]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or a Vice President.

                                        FIRST AMERICAN STRATEGY FUNDS, INC.,
                                        ON BEHALF OF ITS INCOME BUILDER FUND

                                        By
                                           -------------------------------------

                                        Its
                                            ------------------------------------

                                        FIRST AMERICAN STRATEGY FUNDS, INC.,
                                        ON BEHALF OF ITS STRATEGY
                                        CONSERVATIVE ALLOCATION FUND

                                        By
                                           -------------------------------------

                                        Its
                                            ------------------------------------

                EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                       FIRST AMERICAN STRATEGY FUNDS, INC.

     The undersigned officer of First American Strategy Funds, Inc. (the "Corporation"), a Minnesota corporation which is subject to the provisions of Minnesota Statutes, Chapter 302A, hereby certifies that the following amendment to the Corporation's Articles of Incorporation have been adopted by the Board of Directors and by the requisite vote of shareholders of the Corporation pursuant to said Chapter 302A:

          WHEREAS, the Corporation is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets;

          WHEREAS, it is desirable and in the best interests of the holders of the Series E shares of the Corporation (also known as "Income Builder Fund") that the assets belonging to such series, subject to all liabilities of such series, be sold to a separate portfolio of the Corporation which is known as "Strategy Conservative Allocation Fund" and which is represented by the Corporation's Series A shares, in exchange for shares of Strategy Conservative Allocation Fund, which shares are to be delivered pro rata to the former shareholders of Income Builder Fund;

          WHEREAS, Income Builder Fund and Strategy Conservative Allocation Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

          WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of shares of Income Builder Fund to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of the outstanding Income Builder Fund shares, it is necessary to adopt an amendment to the Corporation's Articles of Incorporation.

          NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Articles of Incorporation be, and the same hereby are, amended to add the following
     Article 7B immediately following Article 7A thereof:

               ARTICLE 7B. (a) For purposes of this Article 7B, the following terms shall have the following meanings:

                    "Acquired Fund" means the Corporation's Income Builder Fund, which is represented by the Corporation's Series E Common Shares.

                    "Class A Acquired Fund Shares" means the Corporation's
               Series E, Class One Common Shares.

                    "Class B Acquired Fund Shares" means the Corporation's
               Series E, Class Two Common Shares.

                    "Class C Acquired Fund Shares" means the Corporation's
               Series E, Class Three Common Shares.

                    "Class R Acquired Fund Shares" means the Corporation's
               Series E, Class Five Common Shares.

                    "Class Y Acquired Fund Shares" means the Corporation's
               Series E, Class Four Common Shares.

                    "Acquiring Fund" means the Corporation's Strategy
               Conservative Allocation Fund, which is represented by the Corporation's Series A Common Shares.

                    "Class A Acquiring Fund Shares" means the Corporation's
               Series A, Class Two Common Shares.

                    "Class B Acquiring Fund Shares" means the Corporation's
               Series A, Class Three Common Shares.

                    "Class C Acquiring Fund Shares" means the Corporation's
               Series A, Class Four Common Shares.

                    "Class R Acquiring Funds Shares" means the Corporation's
               Series A, Class One Common Shares.

                    "Class Y Acquiring Fund Shares" means the Corporation's
               Series A, Class Five Common Shares.

                    "Effective Time" means 4:00 p.m. Eastern time on the date
               upon which these Articles of Amendment are filed with the Secretary of State of the State of Minnesota.

               (b) At the Effective Time, the assets belonging to the Acquired Fund, the Special Liabilities associated with such assets, and the General Assets and General Liabilities allocated to the Acquired Fund, shall be sold to and assumed by the Acquiring Fund in return for Acquiring Fund shares, all pursuant to the Reorganization Agreement. For purposes of the foregoing, the terms "assets belonging to," "Special Liabilities," "General Assets" and "General Liabilities" have the meanings assigned to them in Article 9(b), (c) and (d) of the Corporation's Articles of Incorporation.

               (c) At the Effective Time, each issued and outstanding Acquired Fund share shall be, without further action, exchanged for those numbers and classes of Acquiring Fund shares calculated in accordance with paragraph (d) below.

               (d) The numbers of Class A, Class B, Class C, Class R and Class Y Acquiring Fund Shares to be issued in exchange for the Class A, Class B, Class C, Class R and Class Y Acquired Fund Shares shall be determined as follows:

                    (i) The net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A shares, Class B shares, Class C shares, Class R shares, and Class Y shares shall be computed as of the Effective Time using the valuation procedures set forth in the Corporation's articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

                    (ii) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class A Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class A Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

                    (iii) The total number of Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class B Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class B Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class B Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class B Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

                    (iv) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class C Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class C Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class C Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

                    (v) The total number of Class R Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class R Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class R Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class R Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class R Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

                    (vi) The total number of Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class Y Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class Y Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class Y Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class Y Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

                    (vii) At the Effective Time, the Acquired Fund shall issue and distribute to the Acquired Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund shares of the respective classes issued by the Acquiring Fund pursuant to (ii) through (vi) above. Accordingly, each Class A Acquired Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each Class B Acquired Fund shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each Class C Acquired Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each Class R Acquired Fund shareholder shall receive, at the Effective Time, Class R Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class R Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; and each Class Y Acquired Fund shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time.

               (e) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraphs (c) and (d) above shall be accomplished by the issuance of such Acquiring Fund shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers and classes of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be cancelled on the books of the Acquired Fund and retired. From and after the Effective Time, share certificates formerly representing Acquired Fund shares shall represent the numbers and classes of Acquiring Fund shares determined in accordance with the foregoing provisions.

               (f) From and after the Effective Time, the Acquired Fund shares cancelled and retired pursuant to paragraph (e) above shall have the status of authorized and unissued Series E common shares of the Corporation, without designation as to series.

     The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

[signature page follows]

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President or a Vice President
and witnessed by its Secretary or an Assistant Secretary on           , 2009.

                                        FIRST AMERICAN STRATEGY FUNDS, INC.

                                        By
                                           -------------------------------------

                                        Its
                                            ------------------------------------

Witness:

--------------------------------
[Assistant] Secretary

                                     PART B
                                    FORM N-14

                       FIRST AMERICAN STRATEGY FUNDS, INC.
                               INCOME BUILDER FUND

                       FIRST AMERICAN STRATEGY FUNDS, INC.
                      STRATEGY CONSERVATIVE ALLOCATION FUND

                                800 NICOLLET MALL
                              MINNEAPOLIS, MN 55402
                                 (800) 677-3863

                       STATEMENT OF ADDITIONAL INFORMATION
                                 March 30, 2009

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated March 30, 2009, relating to the proposed reorganization of Income Builder Fund (the "Acquired Fund"), a series of First American Investments Funds, Inc. ("FASF"), with and into Strategy Conservative Allocation Fund (the "Acquiring Fund"), also a series FASF. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to FASF at the telephone number or address set forth above. This Statement of Additional Information has been incorporated by reference into the Prospectus/Proxy Statement.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

     Further information about the Acquired Fund is contained in its prospectus dated December 10, 2008, and any supplements thereto, its Statement of Additional Information dated December 10, 2008, as supplemented, and its Annual Report to Shareholders for the fiscal year ended August 31, 2008. Further information about the Acquiring Fund is contained in its Prospectus dated December 10, 2008, and any supplements thereto, its Statement of Additional Information dated December 10, 2008, as supplemented, and its Annual Report to Shareholders for the fiscal year ended August 31, 2008. Each of the foregoing documents is incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

I. Pro Forma Financial Statements ........................................   B-2

     I. PRO FORMA FINANCIAL STATEMENTS

     Set forth on the following pages are pro forma financial statements which are presented to show the effect of the proposed acquisition of Income Builder Fund by Strategy Conservative Allocation Fund as if such acquisition had taken place as of the close of business on August 31, 2008.

First American Strategy Conservative Allocation Fund (Formerly named Strategy Income Allocation Fund)
Pro Forma Statements of ASSETS AND LIABILITIES
August 31, 2008, all dollars and shares are rounded to thousands (000), except per share data

                                                                           Strategy
                                                                         Conservative
                                                              Income      Allocation
                                                             Builder        Fund,
                                                          Fund, Target    Acquiring      Pro Forma    Pro Forma
                                                              Fund           Fund       Adjustments    Combined
                                                          ------------   ------------   -----------   ---------
Affiliated funds at cost                                     $24,835        $78,307       $  --        $103,142
Unaffiliated investments at cost                               1,236            694        (777)(A)       1,153
ASSETS:
Affiliated funds, at value                                   $21,269        $76,139       $  --        $ 97,408
Unaffiliated investments, at value                               963            691        (607)(A)       1,047
Receivable for dividends and interest                             87            305          --             392
Receivable for capital shares sold                                 1            195          --             196
Receivable from advisor                                            6             18          --              24
Prepaid expenses and other assets                                 65             24         607(A)          696
                                                             -------        -------       -----        --------
Total assets                                                  22,391         77,372          --          99,763
                                                             =======        =======       =====        ========
LIABILITIES:
Payable for investments purchased                                 --            303          --             303
Payable for capital shares redeemed                               41             68          --             109
Payable to affiliates                                             19             23          --              42
Payable for distribution and shareholder servicing fees            9             14          --              23
Accrued expenses and other liabilities                            18             17          --              35
                                                             -------        -------       -----        --------
Total liabilities                                                 87            425          --             512
                                                             -------        -------       -----        --------
Net assets                                                    22,304         76,947          --          99,251
                                                             =======        =======       =====        ========
COMPOSITION OF NET ASSETS:
Portfolio capital                                             25,380         78,036          --         103,416
Undistributed net investment income                               12             33          --              45
Accumulated net realized gain (loss) on investments              301          1,049        (170)          1,180
Net unrealized (depreciation) of investments                  (3,389)        (2,171)        170          (5,390)
                                                             -------        -------       -----        --------
Net assets                                                   $22,304        $76,947       $  --        $ 99,251
                                                             =======        =======       =====        ========
Class A:
Net assets                                                   $10,399        $30,926       $  --        $ 41,325
Shares issued and outstanding(1)                               1,137          2,897        (163)(B)       3,871
Net asset value and redemption price per share               $  9.14        $ 10.68       $  --        $  10.68
Maximum offering price per share(2)                          $  9.55        $ 11.30       $  --        $  11.24
Class B:
Net assets                                                   $ 2,284        $ 4,301       $  --        $  6,585
Shares issued and outstanding(1)                                 250            405         (35)(B)         620
Net asset value, offering price, and redemption price
   per share(3)                                              $  9.14        $ 10.61       $  --        $  10.61
Class C:
Net assets                                                   $ 5,977        $ 3,558       $  --        $  9,535
Shares issued and outstanding(1)                                 655            335         (93)(B)         897
Net asset value, offering price, and redemption price
   per share(3)                                              $  9.13        $ 10.63       $  --        $  10.63
Class R:
Net assets                                                   $    10        $   798       $  --        $    808
Shares issued and outstanding(1)                                   1             75          --(B)           76
Net asset value, offering price, and redemption price
   per share                                                 $  9.14        $ 10.66       $  --        $  10.66
Class Y:
Net assets                                                   $ 3,634        $37,364       $  --        $ 40,998
Shares issued and outstanding(1)                                 398          3,498         (58)(B)       3,838
Net asset value, offering price, and redemption price
   per share                                                 $  9.13        $ 10.68       $  --        $  10.68

(1) $0.0001 par value - 10 billion authorized for Class A, Class B, Class C, and Class Y; 20 billion authorized for Class R.

(2) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge

(3)  Class B and Class C have a contingent deferred sales charge.

(A) The cost, market value and related unrealized depreciation of equity securities held in the Income Builder Fund have been eliminated. Unrealized depreciation on such investments has been reclassified as realized losses and other assets have been increased.

(B) Each class of shares of the Income Builder Fund is exchanged for the corresponding class of share of the Strategy Conservative Allocation Fund based on the current NAV.

The accompanying notes are an integral part of the pro forma financial statements.

First American Strategy Conservative Allocation Fund
Pro Forma Statement of OPERATIONS
For the Year Ended August 31, 2008, all dollars are rounded to thousands (000)

                                                                            Strategy
                                                                          Conservative
                                                              Income       Allocation
                                                              Builder         Fund,
                                                           Fund, Target     Acquiring     Pro Forma    Pro Forma
                                                               Fund           Fund       Adjustments    Combined
                                                           ------------   ------------   -----------   ---------
INVESTMENT INCOME:
Income distributions received from underlying affiliated
   funds                                                      $ 1,374       $ 3,628        $  --        $ 5,002
Dividends from unaffiliated investments                            63            --           --             63
                                                              -------       -------        -----        -------
TOTAL INVESTMENT INCOME
                                                                 1,437        3,628           --          5,065
EXPENSES:
Investment advisory fees                                           23            79           --            102
Administration fees                                                 9            10           (8)(A)         11
Transfer agent fees                                               123           131         (118)(B)        136
Custodian fees                                                      1             4           --              5
Legal fees                                                         12            12          (10)(C)         14
Audit fees                                                         29            29          (29)(D)         29
Registration fees                                                  55            55          (55)(E)         55
Postage and printing fees                                          15            10           --             25
Directors' fees                                                    24            24          (21)(F)         27
Other expenses                                                     22            21          (21)(G)         22
Distribution and shareholder servicing fees -- Class A             30            79           --            109
Distribution and shareholder servicing fees -- Class B             20            44           --             64
Distribution and shareholder servicing fees -- Class C             64            31           --             95
Distribution and shareholder servicing fees -- Class R             --             4           --              4
                                                              -------       -------        -----        -------
TOTAL EXPENSES                                                    427           533         (262)           698
Less: Fee waivers                                                (289)         (258)         274(H)        (273)
                                                              -------       -------        -----        -------
TOTAL NET EXPENSES                                                138           275           12            425
                                                              -------       -------        -----        -------
INVESTMENT INCOME - NET                                       $ 1,299       $ 3,353        $ (12)       $ 4,640
REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS-NET:
Capital gain distributions received from underlying
   affiliated funds                                           $   709       $   827        $  --        $ 1,536
Net realized gain (loss) on affiliated funds                     (196)          952           --            756
Net realized gain (loss) on unaffiliated investments             (141)            7         (170)(I)       (304)
Net change in unrealized appreciation or depreciation of
   investments                                                 (2,894)       (6,127)         170(I)      (8,851)
                                                              -------       -------        -----        -------
NET GAIN (LOSS) ON INVESTMENTS                                 (2,522)       (4,341)          --         (6,863)
                                                              -------       -------        -----        -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(1,223)      $  (988)       $ (12)       $(2,223)
                                                              =======       =======        =====        =======

(A)  To reflect a reduction in administration fees due to the merger.

(B)  To reflect a reduction in transfer agent fees due to the merger.

(C)  To reflect a reduction in legal fees due to the merger.

(D)  To reflect a reduction in audit fees due to the merger.

(E)  To reflect a reduction in registration fees due to the merger.

(F)  To reflect a reduction in Directors' compensation due to the merger.

(G)  To reflect a reduction in other expenses due to the merger.

(H) To adjust the expense reimbursement to reflect the net reduction in fees resulting from the merger per the agreement by FAF Advisors, Inc. and its affiliates to waive fees and reimburse other fund expenses following the merger.

(I) To reflect the realized loss on the sale of the equity investments held by the Income Builder Fund.

The accompanying notes are an integral part of the pro forma financial statements.

First American Strategy Conservative Allocation Fund
Pro Forma Schedule of INVESTMENTS
August 31, 2008, all dollars are rounded to thousands (000)


                                                                                   Strategy
                                                             Income Builder      Conservative
                                                              Fund, Target     Allocation Fund,     Proforma
                                                                 Fund           Acquiring Fund    Adjustments **  Pro Forma Combined
DESCRIPTION                                                  SHARES   VALUE     SHARES    VALUE   SHARES   VALUE   SHARES     VALUE
-----------                                                --------  -------  ---------  -------  ------   -----  ---------  -------
INVESTMENT COMPANIES-- 98.5%
EQUITY FUNDS (female symbol)-- 31.7%
First American Equity Income Fund, Class Y                       --       --    119,599  $ 1,532                    119,599  $ 1,532
First American Global Infrastructure Fund, Class Y               --       --     78,370      704                     78,370      704
First American International Fund, Class Y                       --       --     63,650      793                     63,650      793
First American International Select Fund, Class Y                --       --    322,267    3,078                    322,267    3,078
First American Large Cap Growth Opportunities Fund,
   Class Y                                                       --       --     91,947    2,719                     91,947    2,719
First American Large Cap Select Fund, Class Y                    --       --    350,793    4,304                    350,793    4,304
First American Large Cap Value Fund, Class Y                286,909  $ 4,668     44,549      725                    331,458    5,393
First American Mid Cap Growth Opportunities Fund, Class Y        --       --     18,393      684                     18,393      684
First American Mid Cap Value Fund, Class Y                       --       --     35,005      785                     35,005      785
First American Quantitative Large Cap Core Fund, Class Y         --       --    228,838    5,055                    228,838    5,055
First American Quantitative Large Cap Growth Fund,
   Class Y                                                       --       --     47,641    1,126                     47,641    1,126
First American Quantitative Large Cap Value Fund, Class Y        --       --     36,768      800                     36,768      800
First American Real Estate Securities Fund, Class Y         154,446    2,833     86,001    1,577                    240,447    4,410
First American Small Cap Select Fund, Class Y                    --       --      5,164       62                      5,164       62
                                                                     -------             -------                             -------
                                                                       7,501              23,944                              31,445
                                                                     -------             -------                             -------
EXCHANGE- TRADED FUNDS-- 1.0%
iShares Dow Jones Select Dividend Index                       3,500      186         --       --                      3,500      186
iShares MSCI EAFE Index Fund                                  2,000      127         --       --                      2,000      127
iShares S&P GSCI Commodity-Indexed Trust -                       --       --     11,500      691                     11,500      691
KBW Bank                                                        600       20         --       --                        600       20
KBW Capital Markets                                             500       23         --       --                        500       23
                                                                     -------             -------                             -------
                                                                         356                 691                               1,047
                                                                     -------             -------                             -------
FIXED INCOME FUNDS (female symbol)-- 65.8%
First American Core Bond Fund, Class Y                           --       --  1,793,395   18,902                  1,793,395   18,902
First American High Income Bond Fund, Class Y               887,293    7,418         --       --                    887,293    7,418
First American Inflation Protected Securities Fund,
   Class Y                                                       --       --    309,975    3,112                    309,975    3,112
First American Total Return Bond Fund, Class Y                   --       --  3,096,409   29,663                  3,096,409   29,663
First American U.S. Government Mortgage Fund, Class Y       621,102    6,168         --       --                    621,102    6,168
                                                                     -------             -------                             -------
                                                                      13,586              51,677                              65,263
                                                                     -------             -------                             -------
TOTAL INVESTMENT COMPANIES
   (COST: $24,662 AND $78,483 RESPECTIVELY)                           21,443              76,312                              97,755
                                                                     -------             -------                             -------
COMMON STOCKS-- 0.0%
CONSUMER DISCRETIONARY-- 0.0%
Regal Entertainment Group, Class A                            1,900       32         --       --  (1,900)   (32)         --       --
                                                                     -------                               -----             -------
ENERGY-- 0.0%
Chevron                                                         300       26         --       --    (300)   (26)         --       --
Exxon Mobil                                                     700       56         --       --    (700)   (56)         --       --
Rowan                                                           400       14         --       --    (400)   (14)         --       --
                                                                     -------                               -----             -------
                                                                          96                                (96)                  --
                                                                     -------                               -----             -------
FINANCIALS-- 0.0%
Allied Capital                                                1,100       16         --       --  (1,100)   (16)         --       --
American Capital Strategies                                     900       20         --       --    (900)   (20)         --       --
Bank of America                                                 900       28         --       --    (900)   (28)         --       --
CapitalSource-- REIT                                            300        4         --       --    (300)    (4)         --       --
Citigroup                                                       800       15         --       --    (800)   (15)         --       --
Huntington Bancshares                                           300        2         --       --    (300)    (2)         --       --
Wachovia                                                        100        2         --       --    (100)    (2)         --       --
Washington Mutual                                               800        3         --       --    (800)    (3)         --       --
Wells Fargo                                                     800       24         --       --    (800)   (24)         --       --
                                                                     -------                               -----             -------
                                                                         114                               (114)                  --
                                                                     -------                               -----             -------
HEALTHCARE-- 0.0%
Pfizer                                                        2,600       50         --       --  (2,600)   (50)         --       --
                                                                     -------                               -----             -------
INDUSTRIALS-- 0.0%
General Electric                                                600       17         --       --    (600)   (17)         --       --
                                                                     -------                               -----             -------
MATERIALS-- 0.0%
Dow Chemical                                                    700       24         --       --    (700)   (24)         --       --
MeadWestvaco                                                    900       24         --       --    (900)   (24)         --       --
Packaging Corporation of America                              1,200       31         --       --  (1,200)   (31)         --       --
Southern Copper                                                 300        7         --       --    (300)    (7)         --       --
                                                                     -------                               -----             -------
                                                                          86                                (86)                  --
                                                                     -------                               -----             -------
TELECOMMUNICATION SERVICES-- 0.0%
AT&T                                                            900       29         --       --    (900)   (29)         --       --
Frontier Communications                                       2,800       35         --       --  (2,800)   (35)         --       --
                                                                     -------                               -----             -------
                                                                          64                                (64)                  --
                                                                     -------                               -----             -------
UTILITIES-- 0.0%
Consolidated Edison                                             700       28         --       --    (700)   (28)         --       --
Energy East                                                   1,500       41         --       --  (1,500)   (41)         --       --
Nicor                                                           300       14         --       --    (300)   (14)         --       --
Progress Energy                                               1,000       44         --       --  (1,000)   (44)         --       --
TECO Energy                                                   1,200       21         --       --  (1,200)   (21)         --       --
                                                                     -------                               -----             -------
                                                                         148                               (148)                  --
                                                                     -------                               -----             -------
TOTAL COMMON STOCKS
   (TARGET FUND COST $0: $777 LESS $777 PROFORMA
    ADJUSTMENTS; ACQUIRING FUND COST $0)                                 607                  --           (607)                  --
                                                                     -------             -------                             -------
SHORT TERM INVESTMENT-- 0.7%
First American Prime Obligations Fund, Class
   Z (female symbol)
   (COST $182 AND $518 RESPECTIVELY)                       181,712       182    517,589      518                    699,301      700
                                                                     -------             -------                             -------
TOTAL INVESTMENTS-- 99.2%
   (TARGET FUND COST $24,844: $25,621 LESS $777
   PROFORMA ADJUSTMENTS; ACQUIRING FUND COST $79,001)                 22,232              76,830                              98,455
                                                                     -------             -------                             -------
OTHER ASSETS AND LIABILITIES, NET-- 0.8%                                  72                 117             607                 796
                                                                     -------             -------                             -------
TOTAL NET ASSETS-- 100.0%                                            $22,304             $76,947                             $99,251
                                                                     -------             -------                             -------

** The unaudited proforma combined schedule of investments have been adjusted to eliminate all common stock securities owned by Income Builder Fund prior to the merger. These securities are not eligible investments for Strategy Conservative Allocation Fund.

(female symbol) Investment in affiliated security. These funds are advised by FAF Advisors, Inc., which also serves as advisor to this fund.

- Fund paid no dividends during the twelve-month period ended August 31, 2008.

     REIT - Real Estate Investment Trust

FIRST AMERICAN INCOME BUILDER FUND
FIRST AMERICAN STRATEGY CONSERVATION ALLOCATION FUND
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)

AUGUST 31, 2008 (000S OMITTED)

1.   Basis of Combination

     The accompanying Unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Statements of Operations and Schedule of Investments ("Pro Forma Financial Statements"), reflect the accounts of Strategy Conservation Allocation Fund (the "Acquiring Fund") (formerly named Strategy Income Allocation Fund) and Income Builder Fund (the "Acquired Fund") offered by First American Strategy Funds, Inc. The Statement of Assets and Liabilities and Schedule of Investments reflect fund information as if the proposed reorganization occurred as of August 31, 2008. The Statement of Operations reflects fund information as if the proposed reorganization were in effect for the twelve month period ended August 31, 2008. These statements have been derived from the respective statements of assets and liabilities, including the schedules of investments, of Strategy Conservation Allocation Fund and Income Builder Fund as of August 31, 2008.

     The Plan of Reorganization provides that at the time the reorganization becomes effective substantially all of the assets and liabilities of the Acquired Fund will become assets and liabilities of the Acquiring Fund. In exchange for the transfer of assets and liabilities, the Acquiring Fund will issue to the Acquired Fund full and fractional shares of the designated share class of the Acquiring Fund, and the Acquired Fund will make a liquidating distribution of such shares to its shareholders. The number of shares of the Acquiring Fund so issued will be in equal value to the full and fractional shares of the Acquired Fund that are outstanding immediately prior to the Effective Time of the reorganization. At and after the Effective Time of the reorganization, all debts, liabilities and obligations of the Acquired Fund will attach to the Acquiring Fund and may thereafter be enforced against the Acquiring Fund to the same extent as if the Acquiring Fund had incurred them. The Pro Forma Financial Statements give the effect to the proposed transfer described above.

     The Pro Forma Financial Statements reflect the combined results of operations of the Acquired and Acquiring Funds. However, should such reorganization be effected, the Statements of Operations of the Acquiring Fund will not be restated for pre-combination period results of the Acquired Fund. The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of each fund incorporated by reference in the Statement of Additional Information.

2.   Service Providers

     FAF Advisors, Inc. (the "Advisor"), a subsidiary of U.S. Bank National Association ("U.S. Bank"), will serve as the combined fund's investment advisor. FAF Advisors, Inc. will serve as the administrator and U.S. Bancorp Fund Services, LLC will serve as sub-administrator to the fund. U.S. Bancorp Fund Services, LLC will serve as the transfer agent, and U.S. Bank will serve as the custodian to the fund.

3.   Share Classes and Fees

     The Acquiring Fund has Class A, Class B, Class C, Class R, and Class Y shares, which have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class' servicing or distribution arrangements. Class A shares of the Acquiring Fund are sold with a maximum front-end sales charge of 5.50% (Class A shares of the Acquired Fund are sold with a maximum front-end sales charge of 4.25%). Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares are subject to a contingent deferred sales charge of 1.00% for 12 months and will not convert to Class A shares. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. More information on the classes of shares offered can be found in the Proxy Statement/Prospectus.

     The investment advisory, investment advisory fee waivers and distribution fees have been charged to the combined fund based on the fee schedule in effect for the Acquiring Fund at the combined level of average net assets for the periods ended August 31, 2008. The Advisor intends to waive fees and reimburse other fund expenses through December 31, 2009 so that total fund operating expenses (excluding acquired fund (i.e., underlying funds) fees) of the Acquiring Fund do not exceed 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% respectively, for Class A, Class B, Class C, Class R, and Class Y.

     The Pro Forma net asset values per share assume the issuance of Class A, Class B, Class C, Class R, and Class Y shares of the Acquiring Fund which would have been issued at August 31, 2008 in connection with the proposed reorganization. Shareholders of the Acquired Fund would receive Class A, Class B, Class C, Class R, and Class Y shares of the Acquiring Fund based on conversion ratios determined on August 31, 2008. The conversion ratios are calculated by dividing the net assets of the Acquired Fund by the net asset value per share of the respective class of the Acquiring Fund.

4.   Pro Forma Adjustments and Pro Forma Combined Columns

     The Pro Forma Combined Statements of Operations assume similar rates of gross investment income for the investments of each fund. Accordingly, the combined gross investment income is equal to the sum of each fund's gross investment income. Pro Forma operating expenses include the actual expenses of the funds adjusted to reflect the expected expenses of the combined entity.

5.   Portfolio Valuation, Securities Transactions and Related Income

     Securities are valued at market value. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. For financial reporting purposes, security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined by comparing the net sale proceeds to an identified cost basis. Interest income, including amortization of bond premium and discount, and expenses are recorded on an accrual basis.

6.   Merger Costs

     All costs associated with the reorganization will be paid by the Advisor.